Registration No. 333-100838


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. _____ _____

                     Post-Effective Amendment No. __3__ _____


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. __________

                        (Check appropriate box or boxes)

         Principal  Life Insurance Company Variable Life Separate Account
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


                  Principal  Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

          The Principal Financial Group, Des Moines, Iowa              50392
--------------------------------------------------------------------------------
  (Address of Depositor's Principal Executive Offices)               (Zip Code)


Depositor's Telephone Number, including Area Code   (515) 248-3842

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration



                                 Sarah J. Pitts
                     Principal Life Insurance Company
                          The Principal Financial Group
                             Des Moines, Iowa 50392-0300
                     (Name and Address of Agent for Service)
              Telephone Number, Including Area Code: (515) 247-5111

                   Please send copies of all communications to

                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                         Franklin Square, Suite 300 West
                               1300 I Street, N.W.
                            Washington, DC 20005-3306


It is proposed that this filing will become effective (check appropriate box)

        _____  immediately upon filing pursuant to paragraph (b) of Rule 485

        _____  on (date) pursuant to paragraph (b) of Rule 485

        _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485

        __X__  on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485

               If appropriate, check the following box:

        _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     Issued by Principal Life Insurance Company (the "Company") through its

        Principal Life Insurance Company Variable Life Separate Account

                    This prospectus is dated April 29, 2005.


As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.


This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.


The Securities and Exchange Commission ("SEC") has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

TABLE OF CONTENTS


GLOSSARY ................................................................4

SUMMARY: BENEFITS AND RISKS .............................................6

 Policy Benefits ........................................................ 6

 Policy Risks ........................................................... 7

SUMMARY: FEE TABLES.....................................................8

CORPORATE ORGANIZATION AND OPERATION ....................................10

CHARGES AND DEDUCTIONS ..................................................12

 Premium Expense Charge ................................................. 12

 Surrender Charge ....................................................... 13

 Monthly Policy Charge .................................................. 13

 Underlying Mutual Fund Charges ......................................... 15

GENERAL DESCRIPTION OF THE POLICY .......................................15

 The Contract ........................................................... 15

 Rights Under the Policy ..............................................15

 Policy Limitations ..................................................... 16

 Optional Insurance Benefits ............................................ 18

 Reservation of Rights .................................................. 19

 Right to Exchange Policy ............................................... 20

 Suicide ................................................................ 20

 Delay of Payments ...................................................... 20

PREMIUMS ................................................................20

 Payment of Premiums .................................................... 20

 Premiums Affecting Guarantee Provisions ................................ 21

 Premium Limitations .................................................... 22

 Allocation of Premiums ................................................. 22

DEATH BENEFITS AND POLICY VALUES ........................................23

 Death Proceeds ......................................................... 23

 Death Benefit Option ................................................... 24

 Change in Death Benefit Option ......................................... 24

 IRS Definition of Life Insurance ....................................... 25

 Maturity Proceeds ...................................................... 27

 Adjustment Options ..................................................... 27

 Policy Values .......................................................... 28

SURRENDERS AND PARTIAL SURRENDERS .......................................28

 Surrenders ............................................................. 28

 Examination Offer (Free-Look Provision) ................................ 29

LOANS ...................................................................29

 Policy Loans........................................................... 29

 Loan Account........................................................... 30

 Loan Payments.......................................................... 30

POLICY TERMINATION AND REINSTATEMENT....................................30

TAX ISSUES RELATED TO THE POLICY ........................................32

GENERAL PROVISIONS ......................................................34

 Frequent Trading and Market-Timing (Abusive Trading Practices)......... 34

 Purchase Procedures .................................................... 34

 Statement of Values .................................................... 35

 Services Available via the Internet and Telephone ...................... 36

 Misstatement of Age or Gender .......................................... 36

 Non-Participating Policy ............................................... 36

 Incontestability ....................................................... 37

 Independent Auditors ................................................... 37

LEGAL PROCEEDINGS .......................................................37

APPENDIX A - INVESTMENT DIVISIONS.......................................38

APPENDIX B - SURRENDER TARGET PREMIUMS..................................45

APPENDIX C - ILLUSTRATIONS ..............................................46

APPENDIX D - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 46

ADDITIONAL INFORMATION..................................................53

GLOSSARY


ADJUSTMENT - change to your Policy resulting from an increase or decrease in policy face amount or a change in: smoking status; death benefit option; rating or riders.


ADJUSTMENT DATE - the monthly date on or next following the Company's approval of a requested adjustment.


ATTAINED AGE - the insured's issue age plus the number of full policy years since the policy date.


BUSINESS DAY - any date that the New York Stock Exchange ("NYSE") is open for trading and trading is not restricted.


CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee the Policy will not lapse for a specific number of years.


DIVISION - a part of the Separate Account which invests in shares of a mutual fund.


DOLLAR COST AVERAGING - a program in which premiums are systematically transferred from one account or division, typically the fixed account or money market division, into other division(s).


DOLLAR COST AVERAGING DURATION (DCA DURATION) - the length of time over which the entire fixed DCA account value is transferred to the fixed account and/or divisions.


EFFECTIVE DATE - the date on which all requirements for issuance of a Policy have been satisfied.


FACE AMOUNT - life insurance coverage amount. It is referred to as the total face amount.


FIXED ACCOUNT - that part of the Policy that is not in the divisions, fixed DCA account or loan account.


FIXED DCA ACCOUNT - an account to which net premiums may be allocated and from which a portion of the policy value is transferred on a monthly basis over the DCA duration.


GENERAL ACCOUNT - assets of the Company other than those allocated to any of our Separate Accounts.


INSURED - the person named as the "insured" on the most recent application for the Policy. The insured may or may not be the owner.


LOAN ACCOUNT - that part of the policy value that reflects the value transferred from the division(s), fixed DCA account and/or fixed account as collateral for a policy loan.


LOAN INDEBTEDNESS - the amount of any policy loan and unpaid loan interest.


MATURITY DATE - the policy anniversary nearest the insured's 100th birthday.


MAXIMUM PREMIUM EXPENSE CHARGE - the maximum charge deducted from premium payments to cover a sales charge and taxes (federal, state and local).


MINIMUM MONTHLY PREMIUM - the amount that, if paid, will keep the Policy in force for one month (not taking into account the current monthly policy charge and surrender charge).


MONTHLY DATE - the day of the month which is the same day as the policy date.


     Example: If the policy date is September 5, 2005, the first monthly date is October 5, 2005.


MONTHLY POLICY CHARGE - the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and asset based charge in effect on the monthly date.


NET AMOUNT AT RISK - the amount upon which cost of insurance charges are based. It is the result of:
  . the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus

  . the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

NET POLICY VALUE - the policy value minus any loan indebtedness.


NET PREMIUM - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions, fixed account and/or fixed DCA account.


NET SURRENDER VALUE - surrender value minus any loan indebtedness.


NO LAPSE GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.


NOTICE - any form of communication received in our home office which provides the information we need which may be in writing sent to us by mail, or another manner that we approve in advance.


OWNER - the person, including joint owner, who owns all the rights and privileges of this Policy.


POLICY DATE - the date from which monthly dates, policy years and policy anniversaries are determined.


POLICY FACE AMOUNT - the insurance benefit provided by the Policy without any riders.


POLICY VALUE - the sum of the values in the divisions, the fixed account, the fixed DCA account and the loan account.


POLICY YEAR - the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.
     Example: If the policy date is September 5, 2005, the first policy year ends on September 4, 2006. The first policy anniversary falls on September 5, 2006.

PREMIUM EXPENSE CHARGE - the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.


PRORATED BASIS - is the proportion that the value of a particular division, the fixed account or the fixed DCA account bears to the total value of all divisions, the fixed account and the fixed DCA account.


SURRENDER VALUE - policy value minus any surrender charge.


SURRENDER TARGET PREMIUM - a premium amount which is used to determine any applicable premium expense charge and surrender charge under a Policy. Surrender target premiums are provided in Appendix B.


TOTAL FACE AMOUNT - policy face amount plus face amount of the supplemental benefit rider, if any.


UNDERLYING MUTUAL FUND - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.


UNIT - the accounting measure used to calculate the value of each division.


VALUATION PERIOD - the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.


WRITTEN REQUEST - actual delivery to the Company at our office of a written notice or request, signed and dated, on a form we supply or approve.


Your notices may be mailed to us at:
   Principal Life Insurance Company
   P O Box 9296
   Des Moines, Iowa 50306-9296
   Phone: 1-800-247-9988

YOU - the owner of the Policy.

SUMMARY: BENEFITS AND RISKS


This prospectus describes a flexible variable universal life insurance policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.


POLICY BENEFITS

DEATH BENEFITS AND PROCEEDS
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:
.. the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY
  VALUES - Death Proceeds);
.. minus loan indebtedness;
.. minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net surrender value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.


PREMIUM PAYMENT FLEXIBILITY
You may choose the amount and frequency of premium payments (subject to certain limitations).

POLICY VALUES
The policy value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest, policy expenses, interest credited to the fixed account and/or the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans
------------
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net surrender value.

Full Surrender
--------------
The Policy may be surrendered and any net surrender value paid to the owner. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed.

Partial Surrender
-----------------
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. The surrender charge does not apply to partial surrenders. The minimum amount of a partial surrender is $500.

ADJUSTMENT OPTIONS
The total face amount may be increased or decreased unless the Policy is in a grace period or if monthly policy charges are being waived under a rider.

Total Face Amount Increase
--------------------------
The minimum amount of an increase is $50,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Total Face Amount Decrease
--------------------------
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the policy face amount below $100,000.

MATURITY PROCEEDS
If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS

RISKS OF POOR INVESTMENT PERFORMANCE
Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investments in the fixed account, the fixed DCA account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

NOTE: Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

POLICY TERMINATION (LAPSE)
On an ongoing basis, the Policy's net surrender value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the insured.

During the first five policy years, if the no-lapse premium requirement is met, the Policy will not terminate even if the Policy's net surrender value is insufficient to cover the monthly policy charge.


LIMITATIONS ON ACCESS TO SURRENDER VALUE
Partial Surrenders
------------------
.. Two partial surrenders may be made in a policy year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).
.. The death benefit may be reduced by the amount of the partial surrender plus the transaction charge.

Full Surrenders
---------------
If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of policy years is calculated from the original policy date through the surrender date - excluding the period during which the Policy was terminated.

Adverse Tax Consequences
------------------------
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
.. the value each year of the life insurance protection provided;
.. an amount equal to any employer-paid premiums; or .. some or all of the amount by which the current value exceeds the employer's interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

RISKS OF UNDERLYING MUTUAL FUNDS
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund's prospectus. As with all mutual funds, as the value of an underlying mutual fund's assets rise or fall, the fund's share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
------------
The biggest risk is that the fund's returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund's portfolio could also decrease if the stock market goes down.

Income Funds
------------
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund's share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
-------------------
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

SUMMARY: FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the Policy.

                                                         TRANSACTION FEES
 ----------------------------------------------------------------------------------------------------------------------------------
                 CHARGE                                CHARGE IS DEDUCTED:                             AMOUNT DEDUCTED
 ----------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge Imposed*:
  years 1-5 (after issue or adjustment)   from each premium paid                           3.00% of premium paid (up to surrender
                                                                                            target premium)
                                                                                           1.25% of premium paid in excess of
                                                                                            surrender target premium
  Taxes (federal, state and local)        from each premium paid                           3.25% of premium paid
 ----------------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Surrender Charge*      from surrender proceeds                          $44.91 per $1,000 of policy face amount
  (full surrender of Policy)
 ----------------------------------------------------------------------------------------------------------------------------------
  Transfer Fees                           upon each unscheduled transfer after the first
                                          twelve unscheduled transfers in a policy year
  Guaranteed                                                                               $25.00 per unscheduled transfer
  Current                                                                                  None
 ----------------------------------------------------------------------------------------------------------------------------------

  * Sales charges and deferred surrender charges decline over time.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

    PERIODIC CHARGES OTHER THAN UNDERLYING MUTUAL FUND OPERATING EXPENSES
 ------------------------------------------------------------------------------
                             WHEN CHARGE
         CHARGE              IS DEDUCTED               AMOUNT DEDUCTED
 ------------------------------------------------------------------------------
  Cost of Insurance:*          monthly
   Guaranteed Minimum                          $0.06 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $83.33 per $1,000 of net amount
                                               at risk
   Current Charge for                          $0.23 per $1,000 of net amount
   Representative                              at risk
   Insured**
 ------------------------------------------------------------------------------
  Asset Based Charge      monthly              equivalent to:
  Guaranteed:***                               0.70% of the policy value per
                                               year
  Current:
   policy years 1-10                           0.70% of the policy value per
                                               year
   after policy year 10                        0.20% of the policy value per
                                               year
  Administration Charge
  Guaranteed Maximum:                          $25.00 per month
  Current:
   during the first
   policy year                 monthly         $25.00 per month
   after the first             monthly         $10.00 per month
   policy year
 ------------------------------------------------------------------------------
  Policy loan interest                         2.2% of loan balance per year
  (applies only if a                           (the difference between the
  policy loan is              annually         interest
  outstanding or if the                        charged on the loan balance and
  death benefit is                             the interest credited to the
  advanced                 (accrued daily)     loan
  due to the Benefit
  Advance Rider)                               account)

  Optional Insurance
  Benefits:****
  Accidental Death
  Benefit Rider                monthly
   Guaranteed Minimum                          $0.03 per $1,000 of rider
                                               benefit
   Guaranteed Maximum                          $0.14 per $1,000 of rider
                                               benefit
   Current Charge for
   Representative                              $0.07 per $1,000 of rider
   Insured**                                   benefit
  Benefit Advance Rider                        policy years 1-10: 5.5% of death
                              annually         proceeds advanced per year
                                               after policy year 10: 3.8% of
                                               death proceeds advanced per year
  Life Paid-Up Rider     rider exercise date
   Guaranteed Minimum                          3.5% of policy value
   Guaranteed Maximum                          7.5% of policy value
   Current Charge for
   Representative
   Insured**                                   3.5% of policy value
  Salary Increase Rider                        $1.55 per $1,000 of rider
                               monthly         benefit in excess of $30,000
  Supplemental Benefit
  Rider                        monthly
   Guaranteed Minimum                          $0.04 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $83.33 per $1,000 of net amount
                                               at risk
   Current Charge for
   Representative                              $0.09 per $1,000 of net amount
   Insured**                                   at risk
  Waiver of Monthly
  Policy Charges Rider         monthly
   Guaranteed Minimum                          $0.01 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $0.51 per $1,000 of net amount
                                               at risk
   Current Charge for
   Representative                              $0.04 per $1,000 of net amount
   Insured**                                   at risk
  Waiver of Specified
  Premium Rider                monthly
   Guaranteed Minimum                          $0.15 per $1,000 of planned
                                               periodic premium
   Guaranteed Maximum                          $0.89 per $1,000 of planned
                                               periodic premium
   Current Charge for                          $0.47 per $1,000 of planned
   Representative                              periodic premium
   Insured**
 ------------------------------------------------------------------------------

    * The cost of insurance rate at issue and for any underwritten total face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.

    ** Representative insureds is a 45-year old male with a risk classification of preferred non-smoker.

    *** Any increase in the annual rate scale permitted by state law will apply to all insureds to whom policies are issued on or after the date of the increase.

    **** Rates shown assume that the insured's risk classification is standard or better.


The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.


Annual Underlying Mutual Fund Operating Expenses as of December 31, 2004.

                                                                            MINIMUM        MAXIMUM
 -----------------------------------------------------------------------------------------------------
 Total annual underlying mutual fund operating expenses (expenses that
 are deducted from underlying mutual fund assets, including management         %              %
 fees, distribution and/or service (12b-1) fees and other expenses)
 -----------------------------------------------------------------------------------------------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each underlying mutual fund for the fiscal year ended December 31, 2004.

 UNDERLYING MUTUAL FUNDS                         MANAGEMENT FEES  12B-1FEES   OTHER EXPENSES         TOTAL EXPENSES /(1)/
 -----------------------                         ---------------  ---------   --------------         --------------------
 AIM V.I. Core Equity - Series II                     0.61%                       0.20%
 AIM V.I. Growth - Series II
 AIM V.I. Premier Equity - Series II                   0.61                        0.24
 American Century VP Income & Growth - Class II                                    0.00                                     0.95
 American Century VP Ultra - Class II                  0.90          0.25                                                   1.16
 American Century VP Value - Class II                                0.25          0.00                                     1.10
 Dreyfus VIF Developing Leaders - Service Class
 Fidelity VIP Contrafund - Service Class 2                                         0.10
 Fidelity VIP Equity-Income - Service Class 2
 Fidelity VIP Growth - Service Class 2                               0.25
 Fidelity VIP High Income - Service Class 2                                                                            0.95/(3)/
 Fidelity VIP Mid Cap - Service Class 2
 INVESCO VIF - Health Sciences Fund - Series I                        N/A          0.33                          1.08/(//4//)//(5)/
 MFS VIT New Discovery Series - Service Class
 Principal VCF Asset Allocation                        0.80           N/A          0.05                                     0.85
 Principal VCF Balanced                                0.59           N/A
 Principal VCF Bond                                                   N/A          0.01                                     0.47
 Principal VCF Capital Value                                          N/A                                          0.61/(//7//)/
 Principal VCF Equity Growth                           0.76           N/A                                          0.77/(//7//)/
 Principal VCF Equity Income                           0.60           N/A          0.01
 Principal VCF Government Securities                                  N/A                                                   0.44
 Principal VCF Growth                                  0.60           N/A                                          0.61/(//7//)/
 Principal VCF International                           0.85           N/A          0.08                            0.93/(//7//)/
 Principal VCF International Emerging Markets          1.25           N/A          0.59                          1.84/(//8//)(//9//)
 Principal VCF International SmallCap                  1.20           N/A                                           1.33/(//7//)/
 Principal VCF LargeCap Blend                          0.75           N/A                                         0.83/(//9//)//(//1
 Principal VCF LargeCap Growth Equity                  1.00           N/A          0.19                                1.19/(10)/
 Principal VCF LargeCap Stock Index                    0.35           N/A          0.04                           0.39/(//9//)(//1//
 Principal VCF LargeCap Value                          0.75           N/A          0.04                           0.79/(//9//)//(//1
 Principal VCF Limited Term Bond                                      N/A          0.07                           0.57/(//9//)(1//2/
 Principal VCF MidCap                                                 N/A
 Principal VCF MidCap Growth                           0.90           N/A
 Principal VCF MidCap Value                                           N/A                                          1.08/(//10//)/
 Principal VCF Money Market                                           N/A          0.01
 Principal VCF Real Estate Securities                                 N/A                                           0.92/(//7//)/
 Principal VCF SmallCap                                               N/A          0.10                             0.95/(//7//)/
 Principal VCF SmallCap Growth                         1.00           N/A
 Principal VCF SmallCap Value                          1.10           N/A          0.08                            1.18/(//10//)/
 Wells Fargo VT Asset Allocation Fund                  0.55          0.25          0.22
 Wells Fargo VT Equity Income Fund                                   0.25                                         1.06/(//1//3//)/
 Wells Fargo VT Large Company Growth Fund                            0.25          0.26                           1.06/(//1//3//)/

/ /


FOOTNOTES WILL BE UPDATED UPON RECEIPT OF PROSPECTUSES FOR THE UNDERLYING MUTUAL FUNDS AND WILL BE INCLUDED IN A FILING PRIOR TO EFFECTIVE DATE.

/ //(1)/ The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.
/ //(2) /As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.
/ //(3) /Fidelity Management & Research Company has voluntarily agreed to reimburse the fund to the extent that total operating expenses, as a percentage of average net assets, exceed the following rates: VIP Contrafund 1.25%; VIP Equity-Income 1.25%; VIP Growth 1.25%; VIP High Income 1.25% and VIP Mid Cap 1.25%. These arrangements may be discontinued by FMR at any time.
/ //(4) /The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
/ //(5)/ The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.
/ //(6)/ Expenses are shown without the effect of expense offset arrangements.
/ //(7) /Expense ratio without fees paid indirectly.
/ //(8) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit (which increased May 1, 2003).
/ //(9)/ Principal Management Corporation voluntarily agreed to reimburse the total annual expenses through April 30, 2004. With the expense limit, the total annual expenses through April 30, 2004 were: 2.00% for International Emerging Markets Account; 1.00% for LargeCap Blend Account; 1.00% for LargeCap Value Account; 0.40% for LargeCap Stock Index Account and 0.75% for Limited Term Bond Account.
/ //(10) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/ //(11)/ Principal Management Corporation has voluntarily agreed to reimburse the total annual expenses through April 30, 2005 so that they will not exceed 0.40% for LargeCap Stock Index Account.
/ //(12) /Expense ratio without the Manager's voluntary expense limit.
/ //(13)/ Other expenses may include expenses payable to affiliates of Wells
 Fargo & Company. Wells Fargo has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. For the period ended December 31, 2003, after the waiver/reimbursement net operating expenses were: Asset Allocation 1.00%; Equity Income 1.00% and Large Company Growth 1.00%.

CORPORATE ORGANIZATION AND OPERATION


THE COMPANY
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.


THE FUNDS
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division's performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). ADDITIONAL COPIES OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE FROM A SALES REPRESENTATIVE OR BY CONTACTING OUR HOME OFFICE AT 1-800-247-9988.


Appendix A contains a brief summary of the investment objectives of, and sub-advisor for, each division.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

Deletion or Substitution of Investments
---------------------------------------
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
.. transfer assets in any division to another division or to the fixed account; .. add, combine or eliminate divisions; or .. substitute the shares of a division for shares in another division:
  . if shares of a division are no longer available for investment; or . if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) and/or the fixed account without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).


Voting Rights
-------------
We vote division shares at shareholder meetings of the underlying mutual funds. We follow the voting instructions received from people having the voting interest in the division shares.

You have a voting interest under a Policy. You have one vote for each $100 of policy value in the division(s). Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.


According to procedures adopted by the mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote other underlying mutual fund shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions. Underlying mutual fund shares held in our general account are voted in proportion to instructions that are received with respect to the participating contracts.


If we determine, under applicable law, that underlying mutual fund shares need not be voted according to the instructions received, we may vote underlying mutual fund shares held in the Separate Account in our own right.


We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
.. change a subclassification or investment objective of the underlying mutual fund;
.. disapprove an investment advisory contract of the underlying mutual fund; or .. approve changes initiated by an owner in the investment policy or investment advisor of the underlying mutual fund if we reasonably disapprove of the changes. The change would be disapproved only if:
  . the proposed change is contrary to state law;
  . prohibited by state regulatory authorities; or . we determine the change is inconsistent with the investment objectives of the mutual fund.

THE FIXED ACCOUNT AND FIXED DCA ACCOUNT
The fixed account and the fixed DCA account are part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, the fixed DCA account and any interest in them are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed accounts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed accounts from our home office or from a sales representative.

Our obligations with respect to the fixed accounts are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.


We guarantee that net premiums allocated to the fixed accounts accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

We may defer payment of proceeds payable out of the fixed accounts for a period of up to six months.

The Fixed Account
-----------------
The value of your fixed account on any business day is:
.. net premiums allocated to the fixed account
.. plus transfers from the division(s) and/or fixed DCA account
.. plus interest credited to the fixed account
.. minus surrenders, surrender charges and monthly policy charges
.. minus transfers to the loan account
.. minus transfers to the division(s).

The Fixed Dollar Cost Averaging (DCA) Account
---------------------------------------------
You may elect to have net premiums allocated to a fixed DCA account. The fixed DCA account must be selected at the time of application and requires an initial minimum net premium of $1,000. You may select either a 6-month or a 12-month DCA duration. The DCA duration cannot be renewed or extended. During the DCA duration, subsequent net premiums may be allocated to the fixed DCA account.

After the examination offer period, a portion of the value in the fixed DCA account is transferred each monthly date during the DCA duration. If the monthly date is not a business day, the transfer occurs on the next business day. The transfers are allocated to the divisions and/or to the fixed account according to your Fixed DCA allocation instructions.


On each monthly date, the amount of the transfer is (a) divided by (b) where
    (a) is the value of your fixed DCA account (which includes net premiums and interest credited); and
    (b) is the number of months remaining in the DCA duration.
For example, if your fixed DCA account has a value of $4,000 and four months remain in the DCA duration, the transfer amount would be $1,000 ($4,000 / 4).

The credited interest rate on the fixed DCA account is generally higher than the rate on the fixed account. Net premiums are credited at the interest rate in effect on the date the net premium is allocated to the fixed DCA account. The 6-month DCA duration and the 12-month DCA duration generally have different credited interest rates.


You may make unscheduled transfers from the fixed DCA account to divisions and/or the fixed account. Transfers into the fixed DCA account are not permitted.


After the DCA duration, net premiums may not be allocated to the fixed DCA account. If at the end of the DCA duration your premium allocation percentages include allocating a portion of net premiums to the fixed DCA account, that portion will be allocated to the Money Market Division until you give us instructions otherwise.


CHARGES AND DEDUCTIONS


We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising), administrative expenses (processing applications; conducting medical examinations; determining insurability; establishing and maintaining records; processing death benefit claims and policy changes, reporting and overhead), mortality expenses and profit.


PREMIUM EXPENSE CHARGE
When we receive your premium payment, we deduct a premium expense charge. The sales load is intended to pay us for distribution expenses including commissions paid to sales representatives, printing of prospectuses and sales literature and advertising.

Deductions from premiums during each of the first five years and with respect to premiums made because of a policy face amount increase, during the first five years after the increase, equal:
.. sales load of 3.00% of premiums paid up to surrender target premium (1.25% of premiums in excess of surrender target premium)
.. plus 2.00% (of premiums paid) for state and local taxes*
.. plus 1.25% (of premiums paid) for federal taxes.

Deductions from premiums after the fifth policy year (and five years after a policy face amount increase) are:
.. 2.00% (of premiums paid) for state and local taxes*
.. plus 1.25% (of premiums paid) for federal taxes.

  * The actual taxes we pay vary from state to state. We approximate the average tax rate we expect to pay on premiums we receive from all states.


Surrender Target Premium
------------------------
The surrender target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX B - SURRENDER TARGET PREMIUM). The surrender target premium is a calculated premium amount used to determine the premium expense change and the surrender charge. The surrender target premium is not required to be paid.

SURRENDER CHARGE
A surrender charge is imposed upon full surrender of the Policy within ten years of the policy date or of a policy face amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.

Surrender charges vary based on the surrender target premium of the Policy, age at issue or adjustment, state of issue and number of policy years since issue or adjustment. The charge applies only during the first ten policy years unless there is a policy face amount increase. A policy face amount increase has its own surrender charge period that begins on the adjustment date. The total surrender charge on the Policy is the sum of the surrender charges for the policy face amount at issue and each policy face amount increase. The surrender charge is not affected by any decrease in policy face amount or any change in policy face amount resulting from a change of death benefit options.


The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.


The surrender charge compensates us for expenses relating to the sale of the Policy.


Surrender charge percentage
---------------------------
The surrender charge is (a) multiplied by (b) multiplied by (c) where:
    (a) is the surrender target premium calculated using the rates in Appendix
    B;
    (b) is the percentage shown below:

    AGE AT ISSUE OR FACE  POLICY WRITTEN IN   POLICY WRITTEN IN OTHER
      AMOUNT INCREASE         NEW YORK             THAN NEW YORK
    --------------------  -----------------   -----------------------
            0-60                100%                   100%
           61-65                 94                    100
           66-70                 89                    100
           71-75                 84                    100
           76-80                 65                     80
           81-85                 53                     65


    (c) is the applicable surrender charge percentage shown below:

                  SURRENDER CHARGE PERCENTAGE TABLE
                  ---------------------------------
      NUMBER OF YEARS SINCE POLICY     THE FOLLOWING PERCENTAGE OF
    DATE AND/OR FACE AMOUNT INCREASE   SURRENDER CHARGE IS PAYABLE
    --------------------------------   ---------------------------
              1 through 5                        100.00%
                   6                              95.24
                   7                              85.71
                   8                              71.43
                   9                              52.38
                   10                             28.57
              11 and later                        00.00



MONTHLY POLICY CHARGE
The monthly policy charge is made up of:
.. a charge for the cost of insurance;
.. a monthly administration charge;
.. an asset based charge; and
.. any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value in the divisions, fixed account and/or fixed DCA account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
.. the same as allocation percentages for premium payments;
.. determined on a prorated basis; or
.. determined by any other allocation method which we agree upon.
For each division, the fixed account and/or fixed DCA account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next monthly date. If we cannot follow your instructions because of insufficient value in any fixed account, fixed DCA account and/or the division, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge
------------------------
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
    (a) is the cost of insurance rate (described below) divided by 1,000; and

    (b) is the net amount at risk.

The net amount at risk is the difference between the death benefit and policy value (see Glossary for exact formula). The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums fees and charges under the Policy, death benefit option chosen, partial surrenders and face amount adjustments.


Different cost of insurance rates may apply to policy face amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured's gender*, attained age and risk classification at the time of the increase.
  * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.


Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.


Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.


Monthly Administration Charge
-----------------------------
This charge reimburses us for the costs of maintaining the Policy, including for accounting and record keeping.


CURRENT CHARGES . The current monthly administrative charge is $25.00 per month during the first policy year. After the first policy year, the administrative charge is $10.00 per month.



GUARANTEED ADMINISTRATION CHARGES . In all policy years, the guaranteed maximum monthly administration charge is $25.00 per month.

Asset Based Charge
------------------
The asset based charge compensates us for distribution and administrative expenses.

Each month during the first ten policy years, we deduct an asset based charge at an annual rate of 0.70% of the policy value. Each month thereafter, we deduct a charge at an annual rate of 0.20% of the policy value.


We reserve the right to increase the annual rate after the tenth policy year but guarantee that the maximum annual rate will not exceed 0.70%. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.


UNDERLYING MUTUAL FUND CHARGES
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

GENERAL DESCRIPTION OF THE POLICY


THE CONTRACT
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.


RIGHTS UNDER THE POLICY
Ownership
---------
Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date, if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.


If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person's ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy passes to the estate of the last surviving owner. With our consent, you may specify a different arrangement for contingent ownership.


You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.


Beneficiary
-----------
If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.


Assignment
----------
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

POLICY LIMITATIONS
Division Transfers
------------------
You may transfer amounts between the divisions and/or the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:
.. sending us a written request;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. visiting www.principal.com (if internet privileges apply).

You may not make a transfer to the fixed account if:
.. a transfer has been made from the fixed account to a division within six months; or
.. immediately after the transfer, the fixed account value would be more than $1,000,000 (without our prior approval).


UNSCHEDULED TRANSFERS . You may make unscheduled transfers from a division to another division or to the fixed account. The minimum transfer amount is the lesser of $100 or the value of your division.

We reserve the right to impose a transfer fee of up to $25 on each unscheduled transfer after the first twelve unscheduled transfers in a policy year.



SCHEDULED TRANSFERS . You may elect to have automatic transfers made out of one division into one or more of the other divisions and/or the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Example:

         MONTH       AMOUNT INVESTED      SHARE PRICE      SHARES PURCHASED
         -----       ---------------      -----------      ----------------
       January           $    100           $ 25.00                       4
       February          $    100           $ 20.00                       5
       March             $    100           $ 20.00                       5
       April             $    100           $ 10.00                      10
       May               $    100           $ 15.00                       6
       June              $    100           $ 20.00                       5
                         --------           -------                       -
       Total             $    600           $110.00                      35


In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
.. The amount of the transfer is:
  . the dollar amount you select (the minimum is the lesser of $100 or the value of the division); or
  . a percentage of the division value as of the date you specify (other than the 29th, 30th or 31st).
.. You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
.. The value of the division must be equal to or more than $2,500 when your scheduled transfers begin.
.. Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.

.. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers
-----------------------
Transfers from your investment in the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled fixed account transfer in the same policy year.


UNSCHEDULED TRANSFERS . You may make one unscheduled fixed account to division(s) transfer within the 30-day period following each policy anniversary. .. You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the fixed account value as of the most recent policy anniversary).
.. The minimum transfer amount must be at least $100 (or the entire value of your fixed account if less).
.. If your fixed account value is less than $1,000, you may transfer up to 100%
  of your fixed account.
.. There is no transaction charge imposed on the transfer(s).


SCHEDULED TRANSFERS . You may make scheduled transfers on a monthly basis from the fixed account to your division(s) without an additional charge as follows:
.. The value of your fixed account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
.. The amount of the transfer is:
  . the dollar amount you select (minimum of $50); or . a percentage of the fixed account value (the maximum amount of the transfer is 2% of the fixed account value as of the specified date) as of the date you specify which may be:
    . the later of the policy date or most recent policy anniversary date; or . the date the Company receives your request.
.. Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
.. If the specified date is not a business day, the transfer is completed on the next business day.

Scheduled transfers continue until your value in the fixed account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each policy year by:
.. sending us a written request;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of notice of the change

Automatic Portfolio Rebalancing (APR)
-------------------------------------
APR allows you to maintain a specific percentage of your policy value in the divisions over time.
     Example: You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and the proceeds are used to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
.. do not begin until the later of expiration of the examination offer period or the DCA duration, if applicable;
.. are done without charge;
.. may be done on the frequency you specify:
  . quarterly APR transfers may be done on a calendar year or policy year basis; . semiannual or annual APR transfers may only be done on a policy year basis.
.. may be done by:
  . calling us (if telephone privileges apply (1-800-247-9988));
  . mailing us your written request;
  . faxing your request to us; or

  . visiting www.principal.com (if internet privileges apply).
.. are made at the end of the next valuation period after we receive your instruction;
.. are not available for values in the fixed account; and .. are not available if you have scheduled transfers from the same divisions.

OPTIONAL INSURANCE BENEFITS
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our home office. NOT ALL OPTIONAL INSURANCE BENEFITS ARE AVAILABLE IN ALL STATES. SOME PROVISIONS MAY VARY FROM STATE TO STATE. The cost, if any, of an optional insurance benefit is deducted from your policy value.

Accidental Death Benefit Rider
------------------------------
This rider provides an additional death benefit if the insured's death is caused by accidental means. The rider must be elected at the time of application or any time before the Policy is issued. There is a charge for this rider.

Accounting Benefit Rider
------------------------
This rider is available on business cases only and provides if the Policy is surrendered in the first ten years, any surrender charge which would otherwise apply, will be waived. This waiver of surrender charge does not apply to a Policy which is surrendered for the purpose of replacing it with a policy from another company, including Internal Revenue Code Section 1035 exchanges. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider must be elected at the time of application or any time prior to issue. There is no charge for this rider.

Benefit Advance Rider
---------------------
This rider provides the option of receiving the death proceeds before death if the insured becomes terminally ill. Up to 75 percent of the total face amount may be requested, up to a maximum of $1,000,000, provided that the insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. The death proceeds payable upon the death of the insured will be reduced by the amount of the death proceeds advanced plus loan interest charged. This rider is available to all Policies at issue or may be elected at any time prior to the insured's death. There is no charge for this rider other than loan interest charged during the time period death proceeds are advanced.

Change of Insured Rider
-----------------------
This rider is available on business cases only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. The rider may be added at any time prior to the proposed insured's age
69. Until the effective date of the change of insured application, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, smoking status, and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Cost of Living Rider
--------------------
This rider provides increases in the face amount every three years without requiring evidence of insurability. This rider is added automatically to all Polices with a risk classification of standard or better and where the insured's issue age is 52 or younger. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the total face amount made under this rider. There is no charge for this rider.

Death Benefit Guarantee Rider
-----------------------------
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the death benefit guarantee premium requirement. This rider is automatically made a part of the Policy at issue as long as the premium (planned or paid) is equal to or greater than the annual death benefit guarantee premium requirement. The level of premium (planned or paid) at issue, determines whether the no-lapse guarantee is extended to the insured's attained age 65 or attained age 85. An illustration (available at no charge from your sales representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section "PREMIUMS."

The use of this rider disqualifies the use of the Supplemental Benefit Rider. There is no charge for this rider.

If on any monthly date, the death benefit guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our home office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.


The rider may not be added after the Policy has been issued.


Extended Coverage Rider
-----------------------
This rider extends the Policy beyond the maturity date as long as the Policy is still in-force and the insured is living on the maturity date. The Policy will then terminate upon the insured's death. No monthly policy charges are deducted after the maturity date. No additional premiums payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account and fixed account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies when issued. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Life Paid-Up Rider
------------------
Under certain circumstances, this rider can guarantee the Policy will not lapse when there is a large loan outstanding. The rider benefit begins on the monthly date when the loan balance reaches 96% of the surrender value. There is a one-time charge (guaranteed not to exceed 7.5% of policy value) taken from the policy value on the date the rider is exercised. Afterwards, no further monthly policy charges are deducted for the remaining death benefit. Adjustments or changes to the Policy are not allowed once the rider benefit goes into effect. The Internal Revenue Services has not taken a position on the Life Paid-Up rider. You should consult your tax advisor prior to this rider being exercised. The rider may be elected at the time of application or anytime prior to the maturity date.

Salary Increase Rider
---------------------
This rider is available on business cases only and provides increases in the face amount based on salary adjustments without requiring evidence of insurability. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the total face amount made under this rider. The rider must be elected at the time of application or any time prior to issue. There is a charge for this rider.

Supplemental Benefit Rider
--------------------------
This rider provides additional insurance (face amount) at a reduced cost. The use of this rider disqualifies the use of the Death Benefit Guarantee Rider. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age is at least 20 but no more than 80 (75 in New York). There is a charge for this rider.

Waiver of Monthly Policy Charges Rider
--------------------------------------
This rider pays the monthly policy charges of the Policy if you become disabled and lose your ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age is not greater than 59. There is a charge for this rider.

Waiver of Specified Premium Rider
---------------------------------
This rider pays the planned scheduled premium on the Policy if you become disabled and lose your ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age not greater than 59. There is a charge for this rider.

RESERVATION OF RIGHTS
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.

RIGHT TO EXCHANGE
During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your division and fixed DCA account values to the fixed account. No charge is imposed on this transfer. The policy value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the policy value will no longer be affected by the investment performance of the divisions. Benefit riders included as a part of the Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.


SUICIDE
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of policy face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a policy face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

DELAY OF PAYMENTS
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:
.. trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or .. an emergency exists, as determined by the SEC, as a result of which:
  . disposal by a fund of securities owned by it is not reasonably practicable;
  . it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
  . the SEC permits suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

We may defer payment of proceeds payable out of the fixed account and/or fixed DCA account for a period of up to six months.

PREMIUMS


PAYMENT OF PREMIUMS
The amount and frequency of your premium payments affects the policy value, the net surrender value and how long the Policy remains in force. Generally, the higher the policy face amount the higher the no-lapse guarantee premium will be. You must pay premiums to us at our home office, Principal Life Insurance Company, 801 Grand (IDPC), Des Moines, Iowa 50392.

You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account. You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule). Premium payments may also be made through payroll deduction where permitted by state law and approved by us.


PREMIUMS AFFECTING GUARANTEE PROVISIONS
Your initial premium must be at least the no-lapse guarantee premium. After the initial premium, you may determine the amount and timing of subsequent premium payments (with certain restrictions): however, we recommend you continue to pay at least the no-lapse guarantee premium. By meeting the no-lapse guarantee premium requirement, your Policy is guaranteed not to terminate during the first five policy years even if the net surrender value is insufficient to cover the monthly policy charge.

The no-lapse guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
  (a) is the sum of premiums paid;
  (b) is the sum of all loan indebtedness and partial surrenders; and
  (c) is the sum of the no-lapse guarantee monthly premiums since the policy date to the most recent monthly date.

If the no-lapse premium requirement is not met and the net surrender value is insufficient to cover the monthly policy charge, the Policy may terminate in the first five policy years.


If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the death benefit guarantee period will last longer than the five year period provided by the no-lapse guarantee provision. You choose whether you want the no-lapse guarantee period to extend to the insured's attained age 65, attained age 85 or attained age 100. Generally, a longer death benefit guarantee period will have a higher premium requirement.


The premium requirement is ((a) divided by 1,000) times (b) where:
  (a) is the policy face amount; and
  (b) is the premium rate.

                                   EXAMPLE
    If the policy face amount is $250,000 with Death Benefit Option 2 and the insured is a 45-year old male with a risk classification of preferred non-smoker:
  -------------------------------
-------------------------------------------------------------------------------
                                    PREMIUM RATE         PREMIUM REQUIREMENT
-------------------------------------------------------------------------------
  No-Lapse Guarantee                   $6.20                  $1,550.00
-------------------------------------------------------------------------------
  Death Benefit Guarantee to           $6.54                  $1,635.00
attained age 65
-------------------------------------------------------------------------------
  Death Benefit Guarantee to           $13.26                 $3,315.00
attained age 85
-------------------------------------------------------------------------------
  Death Benefit Guarantee to           $34.48                 $8,620.00
attained age 100
-------------------------------------------------------------------------------

You choose the death benefit guarantee period based on your scheduled premium payments. The death benefit guarantee premium requirement is met if ((a) minus
(b)) is greater than or equal to (c) where:
 (a) is the sum of premiums paid;
 (b) is the sum of all loan indebtedness and partial surrenders; and
 (c) is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.

If the death benefit guarantee premium requirement is not met, the Death Benefit Guarantee Rider will terminate. If in the first five policy years, the Policy will still have the no-lapse guarantee as long as the premiums paid are sufficient to meet the no-lapse guarantee premium requirement.


Both the no-lapse guarantee premium and the death benefit guarantee premium rates are per $1000 of face amount and vary by issue age, gender*, death benefit option and smoking status. The no-lapse guarantee premium and the death benefit guarantee premium are shown on the current data pages.

  * For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.

PREMIUM LIMITATIONS
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

ALLOCATION OF PREMIUMS
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) is allocated to the Money Market division at the end of the business day we receive the premium. Twenty-one days after the effective date, the money is reallocated to the divisions, fixed account and/or fixed DCA account according to your instructions. If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.
     Example: The effective date of your Policy is February 1st. Your net premium is allocated to the Money Market division at the end of the valuation period we receive the premium. At the close of business on February 21st, the net premium is reallocated to the divisions, fixed account and/or fixed DCA account that you selected.

Net premium payments received after the twenty-day period are allocated to the divisions, the fixed account and/or fixed DCA account according to your instructions. For each division, fixed account and fixed DCA account, the allocation percentage must be zero or a whole number. The total of all allocation percentages must equal 100. Net premium payments are allocated as of the valuation period in which they are received.

At any time, you may change the percentage allocation for future premium payments by:
.. sending a written request to us;
.. calling us at 1-800-247-9988 (if telephone privileges apply); or
.. visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the valuation period in which your new instructions are received.

NOTE: We reserve the right to keep the initial premium payment in the Money
     Market division longer than 20 days to correspond to the examination offer periods of a particular state's replacement requirements.

Division Valuation
------------------
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

At the end of any valuation period, your value in a division is:
.. the number of units you have in the division
.. multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
.. your initial premium payment (less premium expense charges);
.. plus subsequent premium payments (less premium expense charges);
.. plus transfers from another division, the fixed account or the fixed DCA account
minus units sold:
.. for partial surrenders from the division;
.. as part of a transfer to another division, the fixed account or the loan account; and
.. to pay monthly policy charges and any transaction fees.

Unit values are calculated each business day. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.


The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day's transactions
                                      plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
                                   divided by
    the share price of the underlying mutual fund at the end of the previous valuation period after that day's transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.


DEATH BENEFITS AND POLICY VALUES


DEATH PROCEEDS
If coverage is in effect and the insured dies before the maturity date, we pay death proceeds. We must receive:
.. proof of the death of the insured;
.. Beneficiary's Statement (Claim Form)*; and
.. Trust Agreement (if the beneficiary is a trust).
  * If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a benefit payment option. Death proceeds are calculated as of the date of the insured's death and include:

.. the death benefit described below;
.. minus loan indebtedness;
.. minus any overdue monthly policy charges if the insured died during a grace period;
.. plus interest on the death proceeds as required by state law.

Benefit Instructions
--------------------
While the insured is alive, you may give us instructions for payment of death proceeds under one of the benefit payment options of the Policy. If at the insured's death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

The benefit payment options include:
.. Custom Benefit Arrangement
   A customized benefit payment option may be arranged with our approval.
.. Life Income
   We pay income during a person's lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
.. Joint and Survivor Life Income
   We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the insured, the death proceeds will be paid to the owner or the owner's estate unless otherwise specified.

Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.


DEATH BENEFIT OPTION
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:
.. Death Benefit Option 1 - the death benefit equals the greater of:
  . the total face amount; or
  . the amount found by multiplying the policy value by the applicable percentage*.
.. Death Benefit Option 2 - the death benefit equals the greater of:
  . the total face amount plus the policy value; or . the amount found by multiplying the policy value by the applicable percentage*.
.. Death Benefit Option 3 - the death benefit equals the greater of:
  . the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or
  . the amount found by multiplying the policy value by the applicable percentage*.
    * The applicable percentage tables are in Appendix C and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

     Example: The following assumptions are made to demonstrate the use of the Tables found in Appendix C.
           Death Benefit Option: 1
           Face Amount: $250,000
           Policy Value: $150,000
           Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test

           Attained Age: 45
           Risk Class: Preferred Non-Smoker

           Applicable Percentage: 215%
           Death Benefit = $322,500 ($150,000 x 215%)

           If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 287.78% (assuming the insured is a male) and the death benefit would be $431,670.

CHANGE IN DEATH BENEFIT OPTION
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current face amount, subject to underwriting review and approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

..

       CHANGING FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
 We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we will require proof of insurability. Cost of insurance charges will likely increase. This example assumes that the policy face amount equals the total face amount.
 --------------------------
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,000,000                   $50,000
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
        $950,000                 $1,000,000                   $50,000
 ($1,000,000 - $50,000)      ($950,000+$50,000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required.
 Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,050,000                   $50,000
                            ($1,000,000+$50,000)
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
       $1,050,000                $1,050,000                   $50,000
 ($1,000,000 + $50,000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount if the total premiums paid are greater than total partial surrenders as of the effective date of the change. The increase will be in the same proportion as the policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are
 $10,000 and the policy face amount equals the total face amount.
 -----------------------------
-------------------------------------------------------------------------------
     TOTAL FACE AMOUNT            DEATH BENEFIT              POLICY VALUE
-------------------------------------------------------------------------------
     BEFORE THE CHANGE          BEFORE THE CHANGE         BEFORE THE CHANGE
-------------------------------------------------------------------------------
        $1,000,000                  $1,020,000                 $50,000
                          ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
     AFTER THE CHANGE              AFTER THE CHANGE            AFTER THE CHANGE
-----------------------------------------------------------------------------------
        $1,020,000                    $1,020,000                   $50,000
 ($1,000,000 + ($30,000 -
         $10,000))
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 2
 We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death
 Benefit Option 2, we will require proof of insurability. Cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -------------------------------
-------------------------------------------------------------------------------
      TOTAL FACE AMOUNT            DEATH BENEFIT             POLICY VALUE
-------------------------------------------------------------------------------
      BEFORE THE CHANGE          BEFORE THE CHANGE        BEFORE THE CHANGE
-------------------------------------------------------------------------------
         $1,000,000                  $1,020,000                $50,000
                           ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
      AFTER THE CHANGE               AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------------
          $970,000                      $1,020,000                   $50,000
  ($1,000,000 + ($30,000 -          ($970,000+$50,000)
     $10,000) - $50,000)
-------------------------------------------------------------------------------------

IRS DEFINITION OF LIFE INSURANCE
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.


If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.


The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.


To satisfy either test, the ratio of the policy value to the death benefit must be at least as great as the applicable percentage shown in Appendix C. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.


As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally:
.. has smaller applicable percentages
.. lower minimum death benefit
.. lower cost of insurance charges
.. better policy value growth.

The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.


This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800- 247-9988.


The table below demonstrates the minimum death benefit based on the test chosen. Policy value assumptions may not be realistic.

The example below is based on the following:
.. The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)
.. Face amount is $100,000
.. Death Benefit Option 1
.. Policy value at the date of death is $25,000
.. The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x policy value)
.. The minimum death benefit under the cash value accumulation test is $61,820
  (assuming an applicable percentage of 247.28%)

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                             MINIMUM            RISK USED IN
                             FACE             DEATH         CALCULATING THE COST
                            AMOUNT           BENEFIT        OF INSURANCE CHARGE
                            ------           -------        --------------------
 Guideline
 Premium/Cash Value
 Corridor Test             $100,000          $46,250             $74,753.98
 Cash Value
 Accumulation Test         $100,000          $61,820             $74,753.98


Here's the same example, but with a policy value of $75,000. Because the policy value has increased, the minimum death benefit is now:
.. $138,750 for the guideline premium/cash value corridor test
.. $185,460 for the cash value accumulation test.

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                             MINIMUM            RISK USED IN
                             FACE             DEATH         CALCULATING THE COST
                            AMOUNT           BENEFIT        OF INSURANCE CHARGE
                            ------           -------        --------------------
 Guideline
 Premium/Cash Value
 Corridor Test             $100,000          $138,750           $ 63,408.64
 Cash Value
 Accumulation Test         $100,000          $185,460           $110,003.73


Keep in mind that cost of insurance charges, which affect your Policy's value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.


All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the
Section 7702 limits.


MATURITY PROCEEDS
The maturity date is the policy anniversary where the insured's attained age is 100 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy's maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured's death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).


ADJUSTMENT OPTIONS
Increase in policy face amount
------------------------------

You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in policy face amount is $50,000. A policy face amount increase request made in the first 60 policy months will increase the no-lapse guarantee premium for the remainder of the 60 months.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.


We will approve your request if:
.. the insured is alive at the time of your request; and .. the attained age of the insured is 85 or less at the time of the request; and .. we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request. No examination offer period applies to an increase in policy face amount.


We calculate an "adjustment conditional receipt premium deposit" (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.


Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions, fixed account and/or fixed DCA account. Your current premium allocation percentages are used to make this allocation.


The cost of insurance charge will increase in the event of an increase in a Policy's face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the Policy will lapse, unless the no-lapse or death benefit guarantees are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in face amount.


Decrease in policy face amount
------------------------------
On or after the first policy anniversary, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease in face amount lowers the cost of insurance charges but does not reduce surrender charges. A decrease is requested as follows:
.. the request must be made on an adjustment application;
.. the application must be signed by the owner(s);
.. the Policy is not in a grace period;
.. monthly policy charges are not being waived under a waiver rider;
.. the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and .. the decrease may not reduce the policy face amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.


Adjustments in total face amount
--------------------------------
The Supplemental Benefit Rider face amount is included in the total face amount. While the rider is in force, you may request an increase or decrease in the Supplemental Benefit Rider face amount. Decreases will not be made during the first policy year. Adjustments are subject to our approval and rider provisions. We will approve an adjustment subject to:

.. The attained age of the insured must be age 80 or less (for an increase request);
.. The amount of any increase meets our underwriting guidelines then in effect;
  and
.. The Policy is not in a grace period and monthly policy charges are not being waived under any rider.

The maximum face amount of the Supplemental Benefit Rider is 90% of the total face amount. There is no minimum face amount for the Supplemental Benefit Rider.


POLICY VALUES
Your policy value is equal to the sum of the values in your divisions, fixed account, fixed DCA account and loan account.
.. Your policy value increases as premiums are applied and when interest is credit.
.. Your policy value decreases as policy loans, partial surrenders, unpaid loan interest and policy expenses are deducted.
.. Your policy value can increase or decrease as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS


SURRENDERS
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).


Full surrender
--------------
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the surrender value.


Partial surrender
-----------------
On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The minimum amount of a partial surrender is $500. Up to two partial surrenders may be made during a policy year. The total of your two partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year). The partial surrender may not decrease the policy face amount to less than $100,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The surrender is deducted from your division(s) and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.

.. If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the partial surrender exceeds the difference between the death benefit and total face amount. If the total face amount had been increased, any reduction of the total face amount is made on a last in, first out basis.

    PREFERRED PARTIAL SURRENDER (PERTAINS ONLY IF DEATH BENEFIT OPTION 1 IS IN EFFECT)

    During policy years two through fifteen, 10% of the net surrender value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. Any amount surrendered in excess of 10% causes a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

    The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
    (a)is the amount of the surrender;
    (b)is the amount of any preferred partial surrenders in the same policy year; and
    (c)is 10% of the net surrender value at the end of the prior policy year.

.. If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a partial surrender.

.. If the Death Benefit Option 3 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the greater of (a) or
  (b) where:
    (a)is the amount by which the total partial surrenders exceed total premiums paid*; and
    (b)is zero.

    In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount. If the total face amount has been increased, any reduction of the total face amount is made on a last in, first out basis.

    * Face amount reduction will be less if the face amount has already been reduced due to a prior partial surrender.


EXAMINATION OFFER (FREE-LOOK PROVISION)
Under state law, you have the right to return the Policy for any reason during the examination offer period. If you return the Policy, we will refund your premium in states where required. In states where permitted, we will refund the net policy value plus any fees or charges taken (which may be more or less than premiums paid).

Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.


The examination offer period is the later of:
.. 10 days after the Policy is delivered to you; or .. such later date as specified by applicable state law.

NOTE: See GENERAL DESCRIPTION OF THE POLICY - Delay of Payments.

LOANS


POLICY LOANS
While your Policy is in effect (but after the examination offer period) and has a net surrender value, you may borrow money from us with the Policy as the security for the policy loan.
.. The maximum amount you may borrow is 90% of the net surrender value as of the date we process the policy loan.
.. You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
.. Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
.. Requests for policy loans from any joint owner are binding on all joint owners.
.. Policy loans may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. During the first ten policy years, the interest rate is 5.50% per year. After policy year ten, the interest rate is 3.80% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your fixed account, fixed DCA account and/or division(s) and transferred to the loan account. Withdrawals are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account and fixed DCA account. In addition, loan indebtedness is subtracted from:
.. death proceeds at the death of the insured;
.. surrender value upon full surrender or termination of a Policy; and .. maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


LOAN ACCOUNT
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your division(s), fixed account and fixed DCA account to your loan account. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge. There are no restrictions from which accounts the loan amount can be transferred. Any loan interest due and unpaid is transferred in the same manner.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.


LOAN PAYMENTS
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:
.. policy loans may be repaid totally or in part;
.. repayments are allocated to the division(s), fixed account and fixed DCA account in the proportions used for allocation of premium payments;
.. payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding;
.. the repayments are allocated as of the valuation period in which we receive the repayment; and
.. repayments are to be sent to our service office.

POLICY TERMINATION AND REINSTATEMENT


POLICY TERMINATION (LAPSE)
If the net surrender value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will not enter a grace period if ((a) minus (b)) is greater than or equal to (c) where:
    (a) is the sum of the premiums paid;
    (b) is the sum of all existing policy loans, unpaid loan interest and partial surrenders; and
    (c) is the sum of the no-lapse guarantee premiums since the policy date to the most recent monthly date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
.. your Policy's net surrender value is at least equal to the monthly policy charge on the current monthly date; or

.. the death benefit guarantee rider is in effect.

Grace Period
------------
If the net surrender value on a monthly date is less than the current monthly charge or the loan indebtedness is greater than the net surrender value (overloan), and neither the no-lapse guarantee provision nor the death benefit guarantee rider is in effect, we will send you a notice of pending lapse and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy lapse. If the grace period begins because of an overloan, the notice will also state a higher, optional premium payment amount that will decrease the loan indebtedness. Loan repayments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

NOTE: The state of Florida requires that the net surrender value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

During the first 60 policy months, the required premium is the greater of (a) or
(b) where:
    (a) is three monthly policy charges divided by (1 minus the maximum premium expense charge); and
    (b) is three no-lapse guarantee monthly premiums.

After the first 60 policy months, the required premium is (a) plus (b) where:
    (a) is the amount by which the surrender charge is more than the Policy value on the monthly date on or immediately preceding the start of the grace period; and
    (b) is three monthly policy charges divided by (1 minus the maximum premium expense charge).

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the net surrender value maybe overstated.


The determination of three monthly policy charges is made by taking three times the "failed" monthly deduction that could not be made due to insufficient policy value.

     Example: Policy Value: $5,000
           Loan Balance: $4,000
           Surrender Charge: $500
           Net Surrender Value: $500 (Policy Value minus Loan Balance minus Surrender Charge)
           Monthly Policy Charge: $1,000
           No-Lapse Guarantee Premium: $1,200
           Maximum Premium Expense Charge in the first policy year: 6.25% (3.0% sales charge, 2.0% state and local taxes, 1.25% federal taxes)

           During the first 60 policy months, the required premium is $3,840 [($1,200 x 3)/(1 - 0.0625)]
           After the first 60 policy months, the required premium is $3,200 [($1,000 x 3)/(1 - 0.0625)]

The required premium is intended to a) reimburse us for the monthly policy charges during the grace period, and b) provide enough policy value to pay the monthly policy charge on the first monthly date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.


The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
.. all monthly policy charges due and unpaid at the death of the insured; and
.. any loan indebtedness.

The Policy also terminates:

.. when you make a full Policy surrender;
.. when death proceeds are paid;
.. on the maturity date; and
.. when the maturity proceeds are paid.
When the Policy terminates, all of the owners' Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.


REINSTATEMENT
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
.. prior to the maturity date and while the insured is alive;
.. upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
.. if you make a payment of a reinstatement premium; and .. if the application for reinstatement is mailed to us within three years of the
  Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).


We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest. If the reinstatement is approved, they are allocated to your selected division(s), fixed account and/or fixed DCA account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.


If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, and premium expense charge are calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in these calculations.


TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE: DUE TO THE COMPLEXITY OF THESE RULES AND BECAUSE THEY ARE AFFECTED BY THE
     FACTS AND CIRCUMSTANCES OF EACH POLICY, YOU SHOULD CONSULT WITH LEGAL AND TAX COUNSEL AND OTHER COMPETENT ADVISORS REGARDING THESE MATTERS.

TAXATION OF DEATH PROCEEDS
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

TAXATION OF MATURITY PROCEEDS
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than the remaining premiums paid (premiums paid less partial surrenders and premium refunds; not less than zero). The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

TAXATION OF GROWTH IN POLICY VALUE
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under
Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

TAXATION OF POLICY SURRENDERS AND PARTIAL SURRENDERS
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years you make a partial surrender with a corresponding reduction in the total face amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.


The increase in policy value of the Policy is not included in gross income unless and until there is a full surrender or partial surrender under the Policy. A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy. Transfers between the division(s) fixed account and/or fixed DCA account are not considered as distributions from the Policy and would not be considered taxable income.


NOTE: The tax treatment of partial surrenders described above also applies to preferred partial surrenders.

TAXATION OF POLICY LOANS AND LOAN INTEREST
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


TAXATION OF CHANGE OF OWNER
If an ownership change occurs, the taxable amount is calculated by taking the policy value less net premiums paid.

A transfer of ownership by gift is not subject to income tax unless there is loan indebtedness that exceeds net premiums paid. A transfer of ownership by gift may have gift tax implications.


TAXATION OF CHANGE OF INSURED
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is the difference between the policy value and the net premiums paid.

MODIFIED ENDOWMENT CONTRACT STATUS
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is .. made after the owner attains age 591/2; or .. attributable to the taxpayer becoming disabled; or .. part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.


TAXATION OF EXCHANGE OR ASSIGNMENT OF POLICIES
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner.

CORPORATE ALTERNATIVE MINIMUM TAX
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to "Small Corporations" as defined by Section 55(c) of the Internal Revenue Code. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

SPECIAL CONSIDERATIONS FOR CORPORATIONS
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

OTHER TAX ISSUES
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the policy beneficiary(ies) if you or the insured dies.

WITHHOLDING
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

GENERAL PROVISIONS


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the underlying mutual funds by;
  . forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the underlying mutual funds; and .. Increase expenses of the underlying mutual fund and separate account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
.. Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1/st/ class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the number of unscheduled transfer during a Contract year to no more than 12;
.. Requiring a holding period of a minimum of thirty days before permitting transfers among the divisions where there is evidence of at least one round-trip transaction by the owner; and
.. Taking such other action as directed by the underlying mutual fund.

The underlying mutual funds have reserved the right to accept or reject, without prior written notice, any transfer requests.


In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.


PURCHASE PROCEDURES
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum policy face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum policy face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.


To issue a Policy, we require that the age of the insured be 85 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:
.. furnish satisfactory evidence of insurability of the insured; and .. meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt may be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.


We reserve the right to reject any application or related premium if we determine that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned no later than five business days from the date the application was rejected.

Important Information about Procedures
--------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


Policy Date
-----------
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, your Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.


Effective Date
--------------
The Policy date and the effective date are the same unless:
.. a backdated Policy date is requested; or .. a Policy is applied for on a COD basis (the effective date is the date we receive at least one monthly policy charge); or .. application amendments are required (the effective date is the date we receive, review and accept amendments. Unless otherwise instructed by the policy owner, the policy date and the effective date are the same as the date the application for insurance coverage is approved.).

The insurance coverage does not take effect until you actually receive the Policy. If the insured was to die before the owner actually receives the Policy, there is no coverage under the Policy (coverage is determined solely under the terms of conditional receipt, if any).


STATEMENT OF VALUES
You receive an annual statement at the end of each policy year. The statement will show:
.. current death benefit;
.. current policy value and surrender value;
.. all premiums paid since the last statement;
.. all charges since the last statement;
.. any loan indebtedness;
.. any partial surrenders since the last statement;
.. the number of units and unit value;
.. total value of each of your divisions, the fixed DCA account and the fixed account;
.. designated beneficiary(ies); and
.. all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.


We also send you the reports required by the Investment Company Act of 1940 (as amended).


SERVICES AVAILABLE VIA THE INTERNET AND TELEPHONE
If you elect internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
.. change in allocations of future premium payments;
.. change in allocation of the monthly policy charge;
.. change to your APR instructions;
.. change to your scheduled transfer instructions;
.. unscheduled transfers; and
.. policy loan (not available via the internet) (loan proceeds are mailed to the owner's address of record).
If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Your instructions:
  . may be given by calling us at 1-800-247-9988 between 7 a.m. and 9 p.m.
    Central Time on any day that the NYSE is open;
  . may be given by accessing us at www.principal.com (for security purposes, you need a password to use any of the internet services, including viewing your Policy information on-line. If you don't have a password, you can obtain one at www.principal.com);
  . must be received by us before the close of the NYSE (generally 3:00 p.m.
    Central Time) to be effective the day you call;
  . are effective the next business day if not received until after the close of the NYSE; and
  . from one joint owner are binding on all joint owners.

Direct Dial
-----------
You may receive information about your Policy from our Direct Dial system between 7 a.m. and 9 p.m. Central Time, Monday through Saturday. The Direct Dial number is 1-800-247-9988. Through this automated system, you can:
.. obtain information about unit values and policy values;
.. initiate certain changes to your Policy; and .. change your password.
Instructions from one joint owner are binding on all joint owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record. The procedures for internet and Direct Dial include requesting the same personal identification information as well as your password, logging all internet and Direct Dial activity and sending written transaction confirmations to the owner's address of record.


MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

NON-PARTICIPATING POLICY
The Policies do not share in any divisible surplus of the Company.

INCONTESTABILITY
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any policy face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

INDEPENDENT AUDITORS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

APPENDIX A - SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. CORE EQUITY DIVISION

              INVESTS IN: AIM V.I. Core Equity Fund - Series II
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital with a secondary objective of current income. The Fund invests primarily in equity securities.

AIM V.I. GROWTH DIVISION

              INVESTS IN: AIM V.I. Growth Fund - Series II
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital while investing principally in seasoned and better capitalized companies.

AIM V.I. HEALTH SCIENCES DIVISION

              INVESTS IN: AIM V.I. Health Sciences Fund - Series I INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth. The Fund invests primarily in equity securities.

AIM V.I. PREMIER EQUITY DIVISION

              INVESTS IN: AIM V.I. Premier Equity Fund - Series II
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. Income is a secondary objective. The Fund invests primarily in equity securities.

AMERICAN CENTURY VP INCOME & GROWTH DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Income &
                Growth Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

AMERICAN CENTURY VP ULTRA DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. Ultra Fund
                - Class II

              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in stocks of U.S. companies.

AMERICAN CENTURY VP VALUE DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Value
                Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

DREYFUS VIF DEVELOPING LEADERS DIVISION (FORMERLY DREYFUS VIF SMALL CAP
DIVISION)

              INVESTS IN: Dreyfus Investment Portfolios Developing Leaders
                Portfolio - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in the stocks of companies with small market capitalizations.

FIDELITY VIP CONTRAFUND DIVISION

              INVESTS IN: Fidelity VIP Contrafund Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation.

FIDELITY VIP EQUITY-INCOME DIVISION

              INVESTS IN: Fidelity VIP Equity-Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goad is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP GROWTH DIVISION

              INVESTS IN: Fidelity VIP Growth Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks to achieve capital appreciation.

FIDELITY VIP HIGH INCOME DIVISION

              INVESTS IN: Fidelity VIP High Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks a high level of current income while also considering growth of capital. The fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

FIDELITY VIP MID CAP DIVISION

              INVESTS IN: Fidelity VIP Mid Cap Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term growth of capital.

MFS VIT NEW DISCOVERY DIVISION

              INVESTS IN: MFS VIT New Discovery Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks long-term growth potential from small company stocks.

ASSET ALLOCATION DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Asset Allocation
                Account
              INVESTMENT ADVISOR: Morgan Stanley Asset Management through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total investment return consistent with the preservation of capital. The Account intends to pursue a flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and fixed-income securities.

BALANCED DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Balanced Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective by investing primarily in equity and fixed-income securities.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Bond Account INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Capital Value
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

DIVERSIFIED INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Diversified
                International Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

EQUITY GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Equity Growth
                Account
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

EQUITY INCOME DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Equity Income
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek to provide current income and long-term growth of income and capital. The Account seeks to achieve its objective by investing primarily in equity securities, preferred securities, real estate investment trusts and convertible securities.

GOVERNMENT SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Government
                Securities Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Growth Account INVESTMENT ADVISOR: Columbus Circle Investors through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL EMERGING MARKETS DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                Emerging Markets Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

INTERNATIONAL SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                SmallCap Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Blend
                Account
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital.

LARGECAP GROWTH EQUITY DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Equity Account
              INVESTMENT ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of U.S. companies, with a focus on growth stocks.

LARGECAP STOCK INDEX DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Stock
                Index Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor's 500 Index.

LARGECAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Value
                Account
              INVESTMENT ADVISOR: Alliance Capital Management L.P. through its
                Bernstein Investment Research and Management unit through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

PRINCIPAL LIFETIME STRATEGIC INCOME DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                Strategic Income Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks high current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2010 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2010 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2020 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2020 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2030 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2030 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2040 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2040 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

PRINCIPAL LIFETIME 2050 DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Principal LifeTime
                2050 Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

LIMITED TERM BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Limited Term Bond
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide current income.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MIDCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Account
              INVESTMENT ADVISOR: The Dreyfus Corporation through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MIDCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Value
                Account
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc. through a sub-advisory agreement.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Money Market
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

REAL ESTATE SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Real Estate
                Securities Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek to generate a high total return. The
                Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SMALLCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Growth
                Account
              INVESTMENT ADVISOR: Emerald Advisors, Inc. through a sub-advisory agreement and
                UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SMALLCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Value
                Account
              INVESTMENT ADVISOR: J.P. Morgan Investment Management, Inc.
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Asset Allocation Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to earn long-term total return consistent with reasonable risk. The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities.

WELLS FARGO ADVANTAGE VT EQUITY INCOME DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Equity Income Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation and above average dividend income. The Fund invests in common stocks of large U.S. companies.

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Large Company Growth
                Fund
              INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation. The Fund invests in common stocks of large U.S. companies.

APPENDIX B - SURRENDER TARGET PREMIUMS


            SURRENDER TARGET PREMIUMS (PER $1,000 POLICY FACE AMOUNT)

ISSUE AGE    MALE     FEMALE    UNISEX   ISSUE AGE    MALE      FEMALE     UNISEX
---------    ----     ------    ------   ---------    ----     -------     ------
    0       $ 2.18    $1.74     $ 2.09       43      $13.66    $10.40      $13.01
    1         2.18     1.74       2.09       44       14.29     10.88       13.61
    2         2.18     1.74       2.09       45       14.91     11.37       14.20
    3         2.18     1.74       2.09       46       15.89     11.86       15.08
    4         2.18     1.74       2.09       47       16.86     12.35       15.96
    5         2.18     1.74       2.09       48       17.84     12.85       16.84
    6         2.18     1.74       2.09       49       18.81     13.34       17.72
    7         2.18     1.74       2.09       50       19.79     13.83       18.60
    8         2.18     1.74       2.09       51       20.77     14.32       19.48
    9         2.18     1.74       2.09       52       21.74     14.81       20.35
    10        2.18     1.74       2.09       53       22.72     15.30       21.24
    11        2.29     1.83       2.20       54       23.69     15.79       22.11
    12        2.40     1.91       2.30       55       24.67     16.28       22.99
    13        2.51     2.00       2.41       56       25.91     17.56       24.24
    14        2.62     2.08       2.51       57       27.16     18.85       25.50
    15        2.73     2.17       2.62       58       28.40     20.13       26.75
    16        2.96     2.36       2.84       59       29.65     21.42       28.00
    17        3.20     2.54       3.07       60       30.89     22.70       29.25
    18        3.43     2.73       3.29       61       32.13     23.98       30.50
    19        3.67     2.91       3.52       62       33.38     25.27       31.76
    20        3.90     3.10       3.74       63       34.62     26.55       33.01
    21        3.92     3.11       3.76       64       35.87     27.84       34.26
    22        3.94     3.13       3.78       65       37.11     29.12       35.51
    23        3.95     3.14       3.79       66       37.47     29.68       35.91
    24        3.97     3.16       3.81       67       37.83     30.25       36.31
    25        3.99     3.17       3.83       68       38.19     30.81       36.71
    26        4.46     3.50       4.27       69       38.55     31.37       37.11
    27        4.93     3.84       4.71       70       38.91     31.94       37.52
    28        5.39     4.17       5.15       71       39.46     32.50       38.07
    29        5.86     4.51       5.59       72       40.02     33.06       38.63
    30        6.33     4.84       6.03       73       40.58     33.62       39.19
    31        6.80     5.17       6.47       74       41.14     34.19       39.75
    32        7.26     5.51       6.91       75       41.70     34.75       40.31
    33        7.73     5.84       7.35       76
    34        8.19     6.18       7.79       77
    35        8.66     6.51       8.23       78
    36        9.29     7.00       8.83       79
    37        9.91     7.48       9.42       80
    38       10.54     7.97      10.03       81
    39       11.16     8.45      10.62       82
    40       11.79     8.94      11.22       83
    41       12.41     9.43      11.81       84
    42       13.04     9.91      12.41       85

APPENDIX C - ILLUSTRATIONS


SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the policy value, surrender value and death proceeds of the Policy may change with the investment experience of the divisions. The tables show how these amounts in the Policy vary over time if planned periodic premiums are paid annually and if the investment return of the divisions were a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The death benefits and values would be different from those shown if the return averaged 0%, 6% or 12%, but fluctuated above and below those averages during the year. Death benefit options 1, 2 and 3 are illustrated.


The illustrations reflect a hypothetical Policy issued to a 45 year-old male non-smoker, Preferred class. Illustrations for younger males or for females would be more favorable than those presented. Illustrations for older males or smokers would be less favorable.
.. Illustrations 1, 3 and 5 reflect current policy charges.
.. Illustrations 2, 4 and 6 reflect the guaranteed maximum policy charges.

The illustrations reflect all Policy charges including:
.. deductions from premiums for sales load and state and federal taxes;
.. monthly administration charge;
.. cost of insurance charge;
.. asset based charge; and
.. contingent deferred sales load that may be deducted if the Policy was fully surrendered or if it lapsed.

In addition, the illustrations reflect the average of fees and expenses of the divisions during the fiscal year ending December 31, 2004. The Managers of certain divisions have agreed to reimburse operating expenses, if necessary, to limit total operating expenses for those divisions. More information about the expense reimbursements can be found in the prospectuses for the underlying mutual funds which accompany this prospectus. There is no assurance that the fee reimbursement programs will continue. In the future, fees and expenses of the divisions may be more or less than those shown. Such changes would make the operating expenses actually incurred by a division differ from the average rate used in the illustrations.


The illustrations are based on the assumption that:
.. $250,000 initial face amount;
.. payments are made according to the $3,250 annual premium schedule;
.. no values are allocated to the fixed account or the fixed DCA account; .. no changes are made to the death benefit option or face amount;
.. no policy loans and/or partial surrenders are made; and .. no riders are in effect.

Upon request, we will prepare a comparable illustration based upon the proposed insured's actual age, gender, smoking status, risk classification and desired Policy features. For those illustrations, you have option of selecting which divisions (and their specific fees and expenses) are used. If no selection is made, the illustration is run using a hypothetical average.


In advertisements or sales literature for the Policies that include performance data for one of more of the divisions, we may include policy values, surrender values and death benefit figures computed using the same methods that were used in creating the following illustrations. However, the actual average total rate of return for the specific division(s) will be used instead of the average used in the following illustrations. This information may be shown in the form of graphs, charts, tables and examples. It may include data for periods prior to the offering of the Policy for a division that has had performance during such prior period (with policy charges assumed to be equal to current charges for any period(s) prior to the offering of the Policy).

          Updated Illustrations will be included in the 485(b) filing.

APPENDIX D - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)


GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

  INSURED'S    PERCENTAGE OF    INSURED'S    PERCENTAGE OF    INSURED'S     PERCENTAGE OF
 ATTAINED AGE   POLICY VALUE   ATTAINED AGE   POLICY VALUE   ATTAINED AGE    POLICY VALUE
     0-40          250.00           53           164.00         66              119.00
      41           243.00           54           157.00         67              118.00
      42           236.00           55           150.00         68              117.00
      43           229.00           56           146.00         69              116.00
      44           222.00           57           142.00         70              115.00
      45           215.00           58           138.00         71              113.00
      46           209.00           59           134.00         72              111.00
      47           203.00           60           130.00         73              109.00
      48           197.00           61           128.00         74              107.00
      49           191.00           62           126.00         75 -90          105.00
      50           185.00           63           124.00         91              104.00
      51           178.00           64           122.00         92              103.00
      52           171.00           65           120.00         93              102.00
                                                                94+             101.00

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - MALE
         PREFERRED OR
CLASS:     STANDARD      A        B        C        D        E        F        G         H
 AGE:        100%       150%     175%     200%     250%     300%     350%     400%      500%
   0       1149.84%    925.16%  850.84%  790.94%  699.51%  632.30%  580.34%  538.72%   475.69%
   1       1155.45%    937.32%  864.92%  806.45%  716.98%  650.98%  599.80%  558.69%   496.21%
   2       1123.44%    913.30%  843.49%  787.10%  700.74%  636.98%  587.51%  547.74%   487.26%
   3       1091.06%    888.69%  821.42%  767.05%  683.75%  622.21%  574.43%  535.99%   477.49%
   4       1059.18%    864.32%  799.51%  747.12%  666.79%  607.41%  561.28%  524.16%   467.61%
   5       1027.61%    840.04%  777.62%  727.14%  649.71%  592.44%  547.93%  512.08%   457.45%
   6        996.23%    815.71%  755.61%  706.99%  632.38%  577.17%  534.24%  499.65%   446.90%
   7        965.20%    791.49%  733.64%  686.82%  614.95%  561.75%  520.35%  486.99%   436.08%
   8        934.41%    767.29%  711.60%  666.53%  597.32%  546.06%  506.17%  474.00%   424.90%
   9        904.09%    743.31%  689.72%  646.34%  579.71%  530.34%  491.90%  460.90%   413.55%
  10        874.41%    719.75%  668.19%  626.43%  562.29%  514.75%  477.72%  447.85%   402.21%
  11        845.46%    696.70%  647.08%  606.91%  545.17%  499.39%  463.73%  434.95%   390.96%
  12        817.53%    674.45%  626.72%  588.05%  528.63%  484.56%  450.21%  422.48%   380.08%
  13        790.81%    653.19%  607.27%  570.06%  512.87%  470.43%  437.35%  410.63%   369.77%
  14        765.52%    633.16%  588.97%  553.18%  498.12%  457.26%  425.39%  399.65%   360.25%
  15        741.63%    614.33%  571.83%  537.38%  484.39%  445.04%  414.34%  389.53%   351.55%
  16        719.11%    596.70%  555.81%  522.66%  471.66%  433.77%  404.19%  380.29%   343.66%
  17        697.84%    580.14%  540.81%  508.92%  459.84%  423.35%  394.87%  371.83%   336.51%
  18        677.63%    564.47%  526.65%  495.98%  448.75%  413.64%  386.20%  364.00%   329.95%
  19        658.19%    549.43%  513.07%  483.58%  438.15%  404.36%  377.95%  356.57%   323.76%
  20        639.37%    534.87%  499.92%  471.57%  427.89%  395.39%  369.97%  349.40%   317.80%
  21        621.01%    520.61%  487.03%  459.79%  417.81%  386.56%  362.12%  342.32%   311.91%
  22        603.00%    506.56%  474.31%  448.14%  407.80%  377.76%  354.27%  335.24%   305.99%
  23        585.25%    492.64%  461.66%  436.52%  397.78%  368.92%  346.35%  328.06%   299.94%
  24        567.76%    478.82%  449.08%  424.94%  387.73%  360.02%  338.34%  320.77%   293.76%
  25        550.50%    465.11%  436.55%  413.38%  377.66%  351.05%  330.24%  313.37%   287.43%
  26        533.49%    451.50%  424.08%  401.84%  367.55%  342.01%  322.03%  305.84%   280.93%
  27        516.76%    438.04%  411.72%  390.37%  357.45%  332.95%  313.77%  298.23%   274.33%
  28        500.37%    424.80%  399.53%  379.03%  347.44%  323.92%  305.52%  290.61%   267.68%
  29        484.35%    411.79%  387.54%  367.86%  337.55%  314.98%  297.32%  283.02%   261.02%
  30        468.73%    399.07%  375.79%  356.91%  327.82%  306.16%  289.22%  275.50%   254.40%
  31        453.53%    386.65%  364.31%  346.19%  318.27%  297.49%  281.25%  268.08%   247.85%
  32        438.79%    374.58%  353.14%  335.74%  308.96%  289.03%  273.44%  260.82%   241.42%
  33        424.48%    362.84%  342.26%  325.57%  299.87%  280.75%  265.81%  253.70%   235.10%
  34        410.64%    351.47%  331.72%  315.71%  291.05%  272.71%  258.38%  246.77%   228.94%
  35        397.25%    340.46%  321.50%  306.14%  282.49%  264.90%  251.15%  240.03%   222.94%
  36        384.33%    329.81%  311.63%  296.88%  274.20%  257.33%  244.15%  233.49%   217.11%
  37        371.86%    319.54%  302.08%  287.94%  266.18%  250.01%  237.38%  227.15%   211.47%
  38        359.85%    309.63%  292.89%  279.32%  258.46%  242.95%  230.84%  221.05%   206.02%
  39        348.28%    300.10%  284.04%  271.03%  251.02%  236.15%  224.55%  215.17%   200.77%
  40        337.17%    290.93%  275.53%  263.05%  243.87%  229.62%  218.50%  209.51%   195.73%
  41        326.48%    282.12%  267.35%  255.38%  237.00%  223.35%  212.70%  204.09%   190.90%
  42        316.22%    273.67%  259.50%  248.03%  230.41%  217.33%  207.14%  198.89%   186.27%
  43        306.36%    265.54%  251.96%  240.97%  224.08%  211.56%  201.79%  193.91%   181.83%
  44        296.89%    257.74%  244.72%  234.19%  218.01%  206.02%  196.68%  189.13%   177.58%
  45        287.78%    250.25%  237.77%  227.68%  212.19%  200.71%  191.76%  184.54%   173.50%
  46        279.04%    243.05%  231.09%  221.43%  206.59%  195.61%  187.05%  180.15%   169.60%
  47        270.63%    236.13%  224.68%  215.42%  201.22%  190.71%  182.53%  175.93%   165.85%
  48        262.54%    229.48%  218.51%  209.64%  196.05%  186.00%  178.18%  171.87%   162.25%
  49        254.76%    223.07%  212.57%  204.08%  191.08%  181.46%  173.99%  167.97%   158.78%
  50        247.28%    216.92%  206.86%  198.73%  186.30%  177.11%  169.96%  164.22%   155.45%
  51        240.08%    210.99%  201.36%  193.59%  181.69%  172.91%  166.09%  160.60%   152.24%
  52        233.17%    205.31%  196.09%  188.65%  177.28%  168.89%  162.38%  157.14%   149.17%
  53        226.54%    199.86%  191.04%  183.93%  173.06%  165.04%  158.83%  153.84%   146.24%
  54        220.19%    194.64%  186.21%  179.41%  169.02%  161.37%  155.45%  150.69%   143.45%
  55        214.12%    189.67%  181.60%  175.10%  165.18%  157.88%  152.23%  147.70%   140.81%
  56        208.30%    184.91%  177.20%  170.99%  161.52%  154.56%  149.17%  144.85%   138.30%
  57        202.74%    180.36%  172.99%  167.06%  158.03%  151.39%  146.26%  142.15%   135.93%
  58        197.41%    176.01%  168.97%  163.31%  154.69%  148.37%  143.49%  139.58%   133.66%
  59        192.30%    171.83%  165.11%  159.71%  151.50%  145.48%  140.83%  137.12%   131.50%
  60        187.39%    167.83%  161.41%  156.26%  148.43%  142.70%  138.29%  134.76%   129.43%
  61        182.68%    163.99%  157.87%  152.96%  145.50%  140.05%  135.86%  132.51%   127.46%
  62        178.18%    160.32%  154.48%  149.80%  142.70%  137.52%  133.53%  130.35%   125.57%
  63        173.87%    156.81%  151.24%  146.78%  140.03%  135.10%  131.32%  128.31%   123.78%
  64        169.75%    153.47%  148.17%  143.92%  137.50%  132.82%  129.23%  126.38%   122.09%
  65        165.83%    150.30%  145.24%  141.20%  135.10%  130.66%  127.26%  124.56%   120.51%
  66        162.10%    147.29%  142.47%  138.63%  132.83%  128.62%  125.40%  122.85%   119.02%
  67        158.55%    144.42%  139.84%  136.18%  130.68%  126.69%  123.65%  121.23%   117.62%
  68        155.15%    141.69%  137.33%  133.86%  128.64%  124.86%  121.98%  119.70%   116.30%
  69        151.90%    139.08%  134.93%  131.64%  126.68%  123.11%  120.39%  118.25%   115.05%
  70        148.80%    136.58%  132.64%  129.51%  124.82%  121.44%  118.88%  116.85%   113.85%
  71        145.83%    134.19%  130.45%  127.48%  123.04%  119.85%  117.43%  115.52%   112.70%
  72        143.00%    131.93%  128.37%  125.56%  121.35%  118.33%  116.05%  114.26%   111.61%
  73        140.33%    129.79%  126.41%  123.74%  119.76%  116.91%  114.76%  113.07%   110.58%
  74        137.81%    127.78%  124.58%  122.05%  118.28%  115.59%  113.56%  111.97%   109.63%
  75        135.45%    125.92%  122.88%  120.48%  116.91%  114.37%  112.46%  110.97%   108.77%
  76        133.24%    124.18%  121.30%  119.03%  115.66%  113.26%  111.46%  110.05%   107.99%
  77        131.17%    122.56%  119.83%  117.68%  114.50%  112.24%  110.54%  109.22%   107.28%
  78        129.21%    121.05%  118.46%  116.43%  113.42%  111.29%  109.70%  108.45%   106.64%
  79        127.36%    119.61%  117.16%  115.24%  112.41%  110.40%  108.90%  107.74%   106.04%
  80        125.59%    118.24%  115.93%  114.11%  111.44%  109.56%  108.15%  107.06%   105.47%
  81        123.91%    116.94%  114.75%  113.04%  110.52%  108.76%  107.44%  106.42%   104.93%
  82        122.31%    115.71%  113.64%  112.02%  109.65%  107.99%  106.76%  105.80%   104.42%
  83        120.81%    114.55%  112.60%  111.07%  108.83%  107.27%  106.11%  105.22%   103.93%
  84        119.41%    113.48%  111.63%  110.19%  108.08%  106.61%  105.52%  104.69%   103.48%
  85        118.11%    112.50%  110.75%  109.38%  107.39%  106.01%  104.99%  104.20%   103.07%
  86        116.91%    111.61%  109.95%  108.65%  106.77%  105.47%  104.51%  103.77%   102.71%
  87        115.79%    110.79%  109.21%  107.99%  106.21%  104.98%  104.08%  103.38%   102.39%
  88        114.74%    110.03%  108.55%  107.39%  105.71%  104.55%  103.69%  103.04%   102.11%
  89        113.74%    109.32%  107.93%  106.84%  105.25%  104.15%  103.34%  102.73%   101.97%
  90        112.77%    108.65%  107.34%  106.32%  104.82%  103.78%  103.02%  102.44%   101.00%
  91        111.80%    108.00%  106.78%  105.82%  104.42%  103.44%  102.72%  102.18%   101.00%
  92        110.82%    107.34%  106.22%  105.33%  104.02%  103.11%  102.44%  101.97%   101.00%
  93        109.79%    106.66%  105.64%  104.82%  103.62%  102.78%  102.16%  101.00%   101.00%
  94        108.68%    105.91%  105.00%  104.27%  103.19%  102.42%  101.97%  101.00%   101.00%
  95        107.47%    105.07%  104.28%  103.64%  102.69%  102.01%  101.00%  101.00%   101.00%
  96        106.16%    104.13%  103.48%  102.92%  102.13%  101.97%  101.00%  101.00%   101.00%
  97        104.76%    103.10%  102.60%  102.13%  101.97%  101.00%  101.00%  101.00%   101.00%
  98        103.33%    102.02%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99        101.97%    101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+       101.00%    101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - FEMALE
        PREFERRED OR
CLASS:    STANDARD       A         B        C        D        E        F        G         H
 AGE:       100%       150%      175%      200%     250%     300%     350%     400%      500%
  0       1395.60%    1124.36%  1033.71%  960.39%  848.10%  765.33%  701.27%  649.92%   572.16%
  1       1393.15%    1130.47%  1042.37%  970.97%  861.35%  780.29%  717.38%  666.83%   590.05%
  2       1354.50%    1101.50%  1016.57%  947.70%  841.88%  763.57%  702.74%  653.83%   579.47%
  3       1315.50%    1071.92%   990.08%  923.68%  821.60%  745.99%  687.23%  639.94%   568.00%
  4       1276.92%    1042.45%   963.62%  899.63%  801.19%  728.23%  671.48%  625.80%   556.23%
  5       1238.81%    1013.17%   937.24%  875.59%  780.70%  710.32%  655.55%  611.43%   544.21%
  6       1201.35%     984.24%   911.13%  851.75%  760.31%  692.44%  639.59%  597.01%   532.08%
  7       1164.31%     955.44%   885.07%  827.89%  739.79%  674.38%  623.41%  582.33%   519.64%
  8       1128.00%     927.08%   859.36%  804.31%  719.46%  656.42%  607.28%  567.65%   507.16%
  9       1092.31%     899.07%   833.90%  780.91%  699.21%  638.47%  591.12%  552.91%   494.56%
  10      1057.39%     871.55%   808.85%  757.85%  679.19%  620.69%  575.06%  538.23%   481.96%
  11      1023.24%     844.54%   784.21%  735.14%  659.42%  603.09%  559.13%  523.64%   469.39%
  12       990.07%     818.23%   760.20%  712.98%  640.11%  585.87%  543.52%  509.33%   457.04%
  13       958.00%     792.78%   736.96%  691.54%  621.40%  569.18%  528.40%  495.45%   445.06%
  14       926.99%     768.15%   714.46%  670.77%  603.27%  553.00%  513.73%  482.00%   433.43%
  15       897.15%     744.45%   692.82%  650.78%  585.84%  537.45%  499.64%  469.07%   422.27%
  16       868.40%     721.62%   671.97%  631.54%  569.06%  522.48%  486.08%  456.64%   411.55%
  17       840.70%     699.61%   651.87%  612.99%  552.88%  508.06%  473.01%  444.66%   401.23%
  18       813.97%     678.38%   632.48%  595.09%  537.27%  494.14%  460.41%  433.11%   391.27%
  19       788.06%     657.76%   613.64%  577.69%  522.08%  480.59%  448.12%  421.84%   381.55%
  20       762.99%     637.79%   595.38%  560.82%  507.35%  467.43%  436.19%  410.90%   372.11%
  21       738.68%     618.38%   577.63%  544.40%  492.99%  454.60%  424.55%  400.21%   362.87%
  22       715.05%     599.48%   560.31%  528.38%  478.96%  442.04%  413.13%  389.71%   353.78%
  23       692.09%     581.06%   543.43%  512.74%  465.23%  429.74%  401.94%  379.41%   344.84%
  24       669.78%     563.13%   526.97%  497.48%  451.82%  417.70%  390.96%  369.30%   336.05%
  25       648.14%     545.70%   510.96%  482.63%  438.74%  405.94%  380.24%  359.41%   327.43%
  26       627.11%     528.72%   495.35%  468.13%  425.96%  394.44%  369.73%  349.71%   318.95%
  27       606.71%     512.22%   480.16%  454.01%  413.50%  383.20%  359.46%  340.21%   310.64%
  28       586.92%     496.17%   465.39%  440.27%  401.34%  372.24%  349.42%  330.92%   302.49%
  29       567.76%     480.61%   451.04%  426.91%  389.52%  361.56%  339.63%  321.85%   294.53%
  30       549.18%     465.50%   437.10%  413.93%  378.02%  351.15%  330.08%  313.00%   286.74%
  31       531.21%     450.86%   423.59%  401.33%  366.84%  341.03%  320.79%  304.38%   279.15%
  32       513.81%     436.66%   410.48%  389.10%  355.98%  331.19%  311.75%  295.98%   271.74%
  33       496.96%     422.89%   397.75%  377.23%  345.42%  321.61%  302.94%  287.79%   264.51%
  34       480.65%     409.53%   385.39%  365.69%  335.14%  312.28%  294.35%  279.80%   257.43%
  35       464.89%     396.62%   373.45%  354.53%  325.20%  303.25%  286.03%  272.05%   250.57%
  36       449.66%     384.12%   361.87%  343.71%  315.55%  294.48%  277.94%  264.52%   243.89%
  37       434.98%     372.07%   350.72%  333.29%  306.25%  286.02%  270.14%  257.26%   237.45%
  38       420.85%     360.48%   339.98%  323.25%  297.30%  277.88%  262.63%  250.26%   231.25%
  39       407.27%     349.33%   329.66%  313.60%  288.70%  270.06%  255.43%  243.55%   225.29%
  40       394.23%     338.64%   319.77%  304.36%  280.46%  262.57%  248.53%  237.14%   219.61%
  41       381.72%     328.39%   310.29%  295.51%  272.58%  255.41%  241.94%  231.01%   214.19%
  42       369.72%     318.57%   301.21%  287.03%  265.04%  248.58%  235.65%  225.16%   209.03%
  43       358.21%     309.16%   292.51%  278.91%  257.83%  242.04%  229.64%  219.58%   204.11%
  44       347.14%     300.11%   284.14%  271.11%  250.90%  235.76%  223.88%  214.23%   199.39%
  45       336.48%     291.40%   276.10%  263.61%  244.23%  229.72%  218.33%  209.09%   194.87%
  46       326.22%     283.02%   268.35%  256.38%  237.82%  223.92%  213.00%  204.14%   190.52%
  47       316.33%     274.93%   260.88%  249.41%  231.63%  218.31%  207.86%  199.38%   186.32%
  48       306.78%     267.12%   253.67%  242.69%  225.66%  212.91%  202.90%  194.77%   182.27%
  49       297.58%     259.60%   246.71%  236.20%  219.90%  207.69%  198.11%  190.33%   178.37%
  50       288.71%     252.34%   240.01%  229.94%  214.34%  202.66%  193.49%  186.05%   174.61%
  51       280.16%     245.35%   233.54%  223.92%  208.99%  197.82%  189.05%  181.93%   170.99%
  52       271.93%     238.60%   227.31%  218.10%  203.83%  193.15%  184.77%  177.97%   167.51%
  53       263.99%     232.11%   221.31%  212.50%  198.86%  188.65%  180.65%  174.15%   164.16%
  54       256.36%     225.87%   215.54%  207.13%  194.09%  184.34%  176.70%  170.49%   160.96%
  55       249.00%     219.85%   209.99%  201.95%  189.50%  180.20%  172.90%  166.98%   157.89%
  56       241.92%     214.06%   204.64%  196.96%  185.08%  176.20%  169.25%  163.61%   154.94%
  57       235.07%     208.46%   199.46%  192.14%  180.81%  172.34%  165.71%  160.34%   152.09%
  58       228.45%     203.02%   194.44%  187.45%  176.65%  168.59%  162.27%  157.16%   149.31%
  59       222.01%     197.74%   189.55%  182.88%  172.59%  164.91%  158.90%  154.04%   146.57%
  60       215.77%     192.59%   184.78%  178.43%  168.62%  161.31%  155.60%  150.97%   143.88%
  61       209.70%     187.58%   180.14%  174.08%  164.75%  157.79%  152.36%  147.96%   141.23%
  62       203.84%     182.74%   175.64%  169.87%  160.98%  154.37%  149.21%  145.03%   138.65%
  63       198.20%     178.06%   171.30%  165.81%  157.36%  151.07%  146.17%  142.21%   136.15%
  64       192.79%     173.59%   167.16%  161.93%  153.90%  147.93%  143.27%  139.52%   133.78%
  65       187.61%     169.33%   163.20%  158.24%  150.60%  144.94%  140.53%  136.98%   131.55%
  66       182.67%     165.26%   159.43%  154.72%  147.47%  142.11%  137.93%  134.57%   129.45%
  67       177.93%     161.37%   155.83%  151.36%  144.49%  139.41%  135.46%  132.29%   127.45%
  68       173.38%     157.62%   152.37%  148.12%  141.62%  136.82%  133.09%  130.10%   125.55%
  69       168.99%     154.01%   149.02%  145.00%  138.84%  134.30%  130.79%  127.97%   123.69%
  70       164.74%     150.50%   145.77%  141.96%  136.14%  131.86%  128.55%  125.89%   121.87%
  71       160.64%     147.11%   142.63%  139.02%  133.52%  129.48%  126.36%  123.87%   120.10%
  72       156.70%     143.86%   139.61%  136.20%  131.00%  127.19%  124.26%  121.91%   118.38%
  73       152.93%     140.75%   136.73%  133.50%  128.60%  125.01%  122.25%  120.05%   116.74%
  74       149.37%     137.82%   134.02%  130.96%  126.34%  122.96%  120.37%  118.31%   115.21%
  75       146.01%     135.06%   131.47%  128.59%  124.23%  121.05%  118.62%  116.69%   113.80%
  76       142.84%     132.48%   129.09%  126.37%  122.27%  119.29%  117.01%  115.21%   112.51%
  77       139.87%     130.07%   126.87%  124.31%  120.45%  117.66%  115.53%  113.84%   111.33%
  78       137.06%     127.80%   124.78%  122.38%  118.76%  116.14%  114.15%  112.58%   110.24%
  79       134.40%     125.66%   122.82%  120.56%  117.16%  114.72%  112.86%  111.40%   109.23%
  80       131.87%     123.63%   120.96%  118.84%  115.66%  113.38%  111.65%  110.29%   108.28%
  81       129.49%     121.72%   119.21%  117.22%  114.24%  112.11%  110.51%  109.24%   107.38%
  82       127.23%     119.92%   117.56%  115.69%  112.91%  110.93%  109.43%  108.26%   106.54%
  83       125.12%     118.24%   116.03%  114.28%  111.67%  109.82%  108.44%  107.35%   105.76%
  84       123.16%     116.70%   114.62%  112.98%  110.54%  108.82%  107.53%  106.53%   105.06%
  85       121.34%     115.28%   113.33%  111.79%  109.52%  107.91%  106.71%  105.78%   104.42%
  86       119.66%     113.98%   112.15%  110.72%  108.59%  107.09%  105.98%  105.11%   103.86%
  87       118.10%     112.79%   111.08%  109.74%  107.75%  106.36%  105.32%  104.52%   103.36%
  88       116.64%     111.69%   110.10%  108.85%  107.00%  105.70%  104.73%  103.99%   102.91%
  89       115.27%     110.68%   109.20%  108.03%  106.31%  105.10%  104.20%  103.51%   102.51%
  90       113.97%     109.73%   108.36%  107.27%  105.67%  104.55%  103.72%  103.07%   102.16%
  91       112.71%     108.83%   107.56%  106.56%  105.08%  104.04%  103.27%  102.68%   101.97%
  92       111.48%     107.95%   106.80%  105.88%  104.52%  103.57%  102.85%  102.31%   101.00%
  93       110.24%     107.08%   106.04%  105.21%  103.98%  103.11%  102.46%  101.97%   101.00%
  94       108.97%     106.19%   105.27%  104.53%  103.43%  102.64%  102.06%  101.00%   101.00%
  95       107.64%     105.23%   104.44%  103.80%  102.84%  102.16%  101.97%  101.00%   101.00%
  96       106.24%     104.21%   103.56%  103.01%  102.21%  101.97%  101.00%  101.00%   101.00%
  97       104.79%     103.13%   102.64%  102.17%  101.97%  101.00%  101.00%  101.00%   101.00%
  98       103.34%     102.04%   101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99       101.97%     101.97%   101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+      101.00%     101.00%   101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - UNISEX
        PREFERRED OR
CLASS:    STANDARD      A        B        C        D        E        F        G         H
 AGE:       100%       150%     175%     200%     250%     300%     350%     400%      500%
  0       1191.15%    957.67%  880.43%  818.20%  723.24%  653.47%  599.55%  556.37%   491.01%
  1       1195.60%    968.93%  893.69%  832.96%  740.05%  671.55%  618.47%  575.85%   511.10%
  2       1162.59%    944.21%  871.66%  813.07%  723.38%  657.21%  605.89%  564.66%   501.97%
  3       1129.04%    918.72%  848.80%  792.32%  705.80%  641.92%  592.36%  552.50%   491.87%
  4       1096.00%    893.49%  826.13%  771.68%  688.25%  626.62%  578.76%  540.26%   481.65%
  5       1063.29%    868.33%  803.45%  750.99%  670.57%  611.12%  564.94%  527.77%   471.14%
  6       1030.86%    843.22%  780.74%  730.21%  652.72%  595.40%  550.85%  514.98%   460.30%
  7        998.77%    818.20%  758.05%  709.39%  634.74%  579.50%  536.54%  501.95%   449.18%
  8        967.08%    793.34%  735.45%  688.60%  616.70%  563.48%  522.08%  488.72%   437.81%
  9        935.84%    768.70%  712.98%  667.89%  598.66%  547.39%  507.50%  475.34%   426.26%
  10       905.25%    744.47%  690.85%  647.45%  580.81%  531.43%  493.00%  462.02%   414.70%
  11       875.40%    720.75%  669.16%  627.39%  563.24%  515.70%  478.68%  448.82%   403.21%
  12       846.55%    697.79%  648.16%  607.97%  546.21%  500.44%  464.79%  436.02%   392.06%
  13       818.96%    675.88%  628.12%  589.45%  530.01%  485.93%  451.59%  423.88%   381.51%
  14       792.71%    655.09%  609.14%  571.92%  514.71%  472.27%  439.19%  412.49%   371.65%
  15       767.84%    635.49%  591.28%  555.47%  500.40%  459.53%  427.67%  401.93%   362.56%
  16       744.34%    617.06%  574.54%  540.08%  487.07%  447.72%  417.02%  392.23%   354.26%
  17       722.05%    599.66%  558.75%  525.60%  474.59%  436.70%  407.13%  383.24%   346.64%
  18       700.81%    583.14%  543.80%  511.91%  462.83%  426.36%  397.89%  374.87%   339.59%
  19       680.33%    567.23%  529.41%  498.74%  451.52%  416.43%  389.02%  366.85%   332.86%
  20       660.51%    551.81%  515.46%  485.97%  440.56%  406.80%  380.43%  359.09%   326.35%
  21       641.23%    536.78%  501.85%  473.50%  429.86%  397.39%  372.02%  351.49%   319.98%
  22       622.33%    522.00%  488.43%  461.19%  419.25%  388.04%  363.65%  343.90%   313.59%
  23       603.74%    507.36%  475.11%  448.95%  408.64%  378.66%  355.21%  336.24%   307.09%
  24       585.45%    492.88%  461.91%  436.78%  398.07%  369.26%  346.74%  328.50%   300.49%
  25       567.49%    478.59%  448.84%  424.71%  387.53%  359.86%  338.23%  320.72%   293.81%
  26       549.81%    464.44%  435.87%  412.70%  377.00%  350.43%  329.66%  312.84%   287.00%
  27       532.48%    450.50%  423.07%  400.82%  366.54%  341.04%  321.09%  304.94%   280.14%
  28       515.51%    436.78%  410.45%  389.09%  356.18%  331.69%  312.55%  297.05%   273.24%
  29       498.95%    423.35%  398.07%  377.56%  345.97%  322.46%  304.09%  289.21%   266.36%
  30       482.82%    410.24%  385.96%  366.27%  335.95%  313.39%  295.75%  281.48%   259.55%
  31       467.14%    397.44%  374.14%  355.23%  326.13%  304.48%  287.55%  273.85%   252.82%
  32       451.93%    385.01%  362.63%  344.49%  316.55%  295.78%  279.54%  266.40%   246.22%
  33       437.18%    372.92%  351.45%  334.03%  307.22%  287.28%  271.70%  259.09%   239.74%
  34       422.91%    361.22%  340.61%  323.89%  298.16%  279.03%  264.09%  251.99%   233.43%
  35       409.11%    349.88%  330.10%  314.06%  289.36%  271.01%  256.67%  245.08%   227.28%
  36       395.79%    338.93%  319.94%  304.55%  280.85%  263.25%  249.50%  238.38%   221.31%
  37       382.93%    328.35%  310.13%  295.35%  272.62%  255.74%  242.55%  231.89%   215.53%
  38       370.55%    318.17%  300.68%  286.50%  264.70%  248.50%  235.86%  225.64%   209.96%
  39       358.64%    308.36%  291.58%  277.98%  257.07%  241.54%  229.41%  219.61%   204.59%
  40       347.20%    298.94%  282.84%  269.80%  249.74%  234.85%  223.23%  213.84%   199.45%
  41       336.19%    289.89%  274.45%  261.94%  242.71%  228.43%  217.30%  208.30%   194.51%
  42       325.63%    281.21%  266.40%  254.40%  235.97%  222.28%  211.62%  203.00%   189.80%
  43       315.48%    272.87%  258.66%  247.16%  229.49%  216.38%  206.16%  197.91%   185.27%
  44       305.74%    264.86%  251.24%  240.22%  223.28%  210.73%  200.94%  193.04%   180.95%
  45       296.37%    257.16%  244.11%  233.54%  217.31%  205.29%  195.92%  188.36%   176.79%
  46       287.36%    249.77%  237.25%  227.13%  211.59%  200.07%  191.11%  183.87%   172.81%
  47       278.70%    242.66%  230.67%  220.97%  206.08%  195.06%  186.48%  179.56%   168.99%
  48       270.37%    235.82%  224.33%  215.04%  200.79%  190.24%  182.03%  175.42%   165.32%
  49       262.34%    229.23%  218.22%  209.33%  195.69%  185.59%  177.75%  171.42%   161.77%
  50       254.63%    222.89%  212.35%  203.83%  190.78%  181.13%  173.63%  167.58%   158.37%
  51       247.20%    216.79%  206.70%  198.55%  186.06%  176.83%  169.66%  163.89%   155.09%
  52       240.07%    210.94%  201.28%  193.48%  181.53%  172.71%  165.86%  160.35%   151.96%
  53       233.22%    205.32%  196.08%  188.61%  177.19%  168.76%  162.22%  156.96%   148.96%
  54       226.66%    199.95%  191.10%  183.96%  173.04%  164.99%  158.75%  153.73%   146.10%
  55       220.38%    194.81%  186.34%  179.52%  169.09%  161.40%  155.45%  150.66%   143.39%
  56       214.36%    189.89%  181.80%  175.27%  165.31%  157.98%  152.30%  147.74%   140.82%
  57       208.60%    185.18%  177.45%  171.22%  161.71%  154.71%  149.30%  144.96%   138.37%
  58       203.06%    180.66%  173.27%  167.32%  158.25%  151.58%  146.43%  142.30%   136.04%
  59       197.74%    176.32%  169.26%  163.59%  154.93%  148.58%  143.67%  139.74%   133.79%
  60       192.62%    172.15%  165.41%  159.99%  151.74%  145.69%  141.02%  137.29%   131.64%
  61       187.71%    168.14%  161.71%  156.54%  148.68%  142.92%  138.48%  134.93%   129.57%
  62       182.99%    164.30%  158.16%  153.23%  145.74%  140.26%  136.04%  132.67%   127.59%
  63       178.47%    160.62%  154.76%  150.07%  142.93%  137.72%  133.72%  130.52%   125.70%
  64       174.16%    157.12%  151.53%  147.06%  140.27%  135.32%  131.52%  128.48%   123.92%
  65       170.05%    153.78%  148.46%  144.20%  137.75%  133.05%  129.44%  126.57%   122.25%
  66       166.14%    150.62%  145.55%  141.50%  135.36%  130.90%  127.48%  124.76%   120.69%
  67       162.40%    147.60%  142.78%  138.92%  133.10%  128.87%  125.63%  123.06%   119.21%
  68       158.82%    144.72%  140.13%  136.47%  130.94%  126.94%  123.87%  121.45%   117.82%
  69       155.40%    141.96%  137.60%  134.12%  128.88%  125.09%  122.19%  119.90%   116.48%
  70       152.11%    139.32%  135.17%  131.87%  126.90%  123.31%  120.58%  118.42%   115.20%
  71       148.96%    136.78%  132.84%  129.71%  125.00%  121.61%  119.03%  117.00%   113.97%
  72       145.96%    134.37%  130.63%  127.65%  123.20%  119.99%  117.56%  115.64%   112.80%
  73       143.11%    132.08%  128.53%  125.71%  121.49%  118.46%  116.17%  114.36%   111.69%
  74       140.42%    129.93%  126.56%  123.89%  119.90%  117.03%  114.87%  113.17%   110.66%
  75       137.89%    127.93%  124.73%  122.20%  118.42%  115.72%  113.68%  112.08%   109.72%
  76       135.52%    126.05%  123.02%  120.63%  117.06%  114.51%  112.59%  111.08%   108.87%
  77       133.28%    124.30%  121.43%  119.17%  115.80%  113.39%  111.59%  110.17%   108.10%
  78       131.18%    122.66%  119.94%  117.80%  114.62%  112.36%  110.66%  109.34%   107.39%
  79       129.17%    121.10%  118.53%  116.51%  113.51%  111.39%  109.79%  108.55%   106.73%
  80       127.26%    119.61%  117.18%  115.28%  112.46%  110.46%  108.97%  107.80%   106.10%
  81       125.43%    118.19%  115.90%  114.10%  111.45%  109.57%  108.18%  107.09%   105.50%
  82       123.70%    116.85%  114.68%  112.99%  110.49%  108.73%  107.42%  106.41%   104.93%
  83       122.06%    115.59%  113.54%  111.94%  109.59%  107.94%  106.71%  105.77%   104.39%
  84       120.53%    114.41%  112.48%  110.97%  108.76%  107.21%  106.06%  105.18%   103.89%
  85       119.11%    113.33%  111.51%  110.09%  108.00%  106.55%  105.47%  104.64%   103.44%
  86       117.79%    112.34%  110.62%  109.28%  107.31%  105.95%  104.93%  104.16%   103.04%
  87       116.55%    111.43%  109.81%  108.54%  106.69%  105.40%  104.45%  103.72%   102.67%
  88       115.39%    110.58%  109.06%  107.87%  106.12%  104.91%  104.02%  103.33%   102.35%
  89       114.28%    109.79%  108.36%  107.24%  105.60%  104.46%  103.62%  102.98%   102.06%
  90       113.20%    109.03%  107.70%  106.65%  105.12%  104.05%  103.26%  102.65%   101.97%
  91       112.14%    108.30%  107.06%  106.09%  104.66%  103.65%  102.92%  102.35%   101.00%
  92       111.07%    107.57%  106.43%  105.53%  104.21%  103.28%  102.59%  102.07%   101.00%
  93       109.96%    106.82%  105.79%  104.97%  103.76%  102.90%  102.27%  101.97%   101.00%
  94       108.79%    106.02%  105.10%  104.37%  103.28%  102.51%  101.97%  101.00%   101.00%
  95       107.54%    105.14%  104.35%  103.70%  102.75%  102.07%  101.00%  101.00%   101.00%
  96       106.19%    104.16%  103.51%  102.96%  102.16%  101.97%  101.00%  101.00%   101.00%
  97       104.77%    103.11%  102.62%  102.15%  101.97%  101.00%  101.00%  101.00%   101.00%
  98       103.34%    102.03%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99       101.97%    101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+      101.00%    101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

ADDITIONAL INFORMATION


Additional information about the Policy is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus.


Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Variable Universal Life Accumulator II, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com


Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street NW, Washington, D.C. 20549-0102.


                Principal Variable Universal Life Accumulator II
                 Investment Company Act File No. 333-100838

                                     PART B






                      STATEMENT OF ADDITIONAL INFORMATION






                PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II






                              DATED APRIL 29, 2005






The Statement of Additional Information provides information about the Principal Variable Universal Life Accumulator II Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.





This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy's Prospectus dated April 29, 2005. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:





                Principal Variable Universal Life Accumulator II
                           Principal Financial Group
                                 P.O. Box 9296
                            Telephone:1-800-247-9988

                               TABLE OF CONTENTS


                                                                            Page


GENERAL INFORMATION AND HISTORY .........................................3

 THE COMPANY ............................................................ 3

 PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ........ 3

INDEPENDENT AUDITORS ....................................................3

UNDERWRITERS ............................................................3

ADDITIONAL INFORMATION ABOUT CHARGES ....................................4

 SPECIAL PURCHASE PLANS ................................................. 4

 UNDERWRITING PROCEDURES ................................................ 4

PERFORMANCE DATA ........................................................4

FINANCIAL STATEMENTS ....................................................6

GENERAL INFORMATION AND HISTORY


THE COMPANY
Principal Life Insurance Company (the "Company") is the issuer of the Principal Variable Universal Life Accumulator II Insurance Policy (the "Policy"). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.


INDEPENDENT AUDITORS

Ernst & Young LLP, 801 Grand, Des Moines, Iowa, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS


The principal underwriter of the Policy is Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is The Principal Financial Group, 680 8th Street, Des Moines, IA 50392-0200. Princor was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.


The Policy's offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy.

                2004                              2003*
         RECEIVED/RETAINED                  RECEIVED/RETAINED
         -----------------                  -----------------
            $318,314/$0                       $3,518,567/$0
   *for the period from February 11, 2003 through December 31, 2003



COMMISSIONS PAID TO DEALERS
For Policies sold through Princor, commissions generally will be no more than 50% of premium received in the first policy year (or the first year following an adjustment) up to the surrender target premium. In addition, a commission of up to 2.5% of premium above the surrender target premium received in the first policy year (or first year following an adjustment) may be paid. In the second through fifth years following the policy date (or adjustment date), commissions are 2.5% of premiums received. A service fee of 0.25% of net policy value is paid in the sixth through tenth policy years and of 0.15% of net policy value in years eleven and beyond.

Expense allowances may be paid to agents and brokers based on premiums received.


ADDITIONAL INFORMATION ABOUT CHARGES


SPECIAL PURCHASE PLANS
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:
.. employees, officers, directors, agents and immediate family members of the group or sponsored arrangement; and
.. employees of agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).


Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to arrangements.


We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.


UNDERWRITING PROCEDURES


Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk class(es).


PERFORMANCE DATA


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.


The Policy was not offered prior to February 11, 2003. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The "effective yield" is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2004, the 7-day annualized and effective yields were 1.77% and 1.75%, respectively.


In addition, the Separate Account advertises the "yield" for certain other divisions. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield." No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy, however, Policies which are fully surrendered within the first ten policy years (or within ten years of a policy face amount increase) are subject to a surrender charge.

Performance history of the underlying mutual funds is measured by comparing the value of the underlying mutual fund at the beginning of the period to the value of the underlying mutual fund at the end of the period.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.


The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, asset based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy's value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy's performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

Following are the hypothetical average annual total returns for the periods ended December 31, 2004 assuming the Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

                             EFFECTIVE                                           SINCE
       DIVISION                DATE          ONE YEAR  FIVE YEARS  TEN YEARS   INCEPTION
       --------              ---------       --------  ----------  ---------   ---------
 AIM V.I. Core Equity    May 2, 1994           8.67       -5.62       9.99        9.33
 AIM V.I. Growth         May 5, 1993           8.00      -12.55       6.48        6.23
 AIM V. I. Health
 Sciences                May 22, 1997          7.57        3.45                   9.24
 AIM V.I. Premier
 Equity                  May 5, 1993           5.49       -7.33       8.58        8.97
 American Century VP
 Income & Growth         October 31, 1997     12.57       -0.84                   6.28
 American Century VP
 Ultra                   May 1, 2001          10.59                               0.39
 American Century VP
 Value                   May 1, 1996          14.17       11.31                  11.22
 DIP Developing
 Leaders Portfolio       August 31, 1990      11.05        4.52      10.08       21.71
 Fidelity VIP II
 Contrafund              January 3, 1995      15.16        1.71                  13.96
 Fidelity VIP
 Equity-Income           November 3, 1986     11.23        4.34      11.23       10.94
 Fidelity VIP Growth     October 31, 1986      3.12       -7.02       9.81       11.08
 Fidelity VIP High
 Income                  October 1, 1985       9.38       -0.55       4.99        4.35
 Fidelity VIP MidCap     December 28, 1998    24.66       14.81                  20.48
 MFS VIT New Discovery   May 1, 1998           6.21       -2.16                   7.19
 Principal VCF Asset
 Allocation              June 1, 1994          8.49        2.32       8.95        8.49
 Principal VCF
 Balanced                December 18, 1987    10.05        1.13       7.25        8.53
 Principal VCF Bond      December 18, 1987     4.98        7.01       7.37        8.00
 Principal VCF Capital
 Value                   May 13, 1970         12.36        2.72      10.04       12.07
 Principal VCF
 Diversified
 International           May 2, 1994          21.03       -1.38       7.55        6.72
 Principal VCF Equity
 Growth                  June 1, 1994          9.33       -5.64      11.61       11.21
 Principal VCF Equity
 Income (fka
 Utilities)              May 1, 1998          17.60        0.16                   2.64
 Principal VCF
 Government Securities   April 9, 1987         3.56        6.59       7.27        7.61
 Principal VCF Growth    May 2, 1994           9.38       -8.07       5.23        5.42
 Principal VCF
 International
 Emerging Markets        October 24, 2000     24.89                              12.38
 Principal VCF
 International
 SmallCap                May 1, 1998          30.20        3.07                  11.13
 Principal VCF
 LargeCap Blend          May 1, 2002          10.36                               5.53
 Principal VCF
 LargeCap Growth
 Equity                  October 24, 2000      3.16                             -16.88
 Principal VCF
 LargeCap Stock Index    May 3, 1999          10.39       -2.69                  -0.90
 Principal VCF
 LargeCap Value          May 1, 2002          13.09                               8.46
 Principal VCF Limited
 Term Bond               May 1, 2003           1.30                               2.09
 Principal VCF MidCap    December 18, 1987    17.76        9.51      13.47       14.40
 Principal VCF MidCap
 Growth                  May 1, 1998          11.82        0.81                   1.62
 Principal VCF MidCap
 Value                   May 3, 1999          22.67       13.99                  14.20
 Principal VCF Money
 Market                  March 18, 1983        0.92        2.58       3.88        5.34
 Principal VCF Real
 Estate Securities       May 1, 1998          34.53       23.45                  15.13
 Principal VCF
 SmallCap                May 1, 1998          19.82        1.52                   3.16
 Principal VCF
 SmallCap Growth         May 1, 1998          11.24      -12.48                   0.51
 Principal VCF
 SmallCap Value          May 1, 1998          23.08       17.33                  13.26
 Wells Fargo Advantage
 VT Asset Allocation     April 15, 1994        9.34        1.81      10.03        9.45
 Wells Fargo Advantage
 VT Equity Income        May 6, 1996          11.08        1.84                   8.04
 Wells Fargo Advantage
 VT Large Company
 Growth                  September 20, 1999    3.26       -5.89                  -2.22



FINANCIAL STATEMENTS - TO BE ADDED BY AMENDMENT




                                     PART C
                                OTHER INFORMATION

Item 27.  Exhibits
          (a)    Board Resolution of Registrant (filed 10/30/2002)
          (b)    N/A
          (c1)   Distribution Agreement(filed 10/30/2002)
          (c2)   Selling Agreement (filed 01/24/2003)
          (c3)   Registered Representative Agreement (filed 01/24/2003)
          (d1)   Form of Variable Life Contract(filed 10/30/2002)
          (d2)   Accelerated Benefits Rider(filed 10/30/2002)
          (d3)   Accidental Death Benefit Rider(filed 10/30/2002)
          (d4)   Change of Insured Rider(filed 10/30/2002)
          (d5)   Cost of Living Increase Rider (filed 10/30/2002)
          (d6)   Life Paid-up Rider (filed 10/30/2002)
          (d7)   Salary Increase Rider (filed 10/30/2002)
          (d8)   Supplemental Benefit Rider (filed 10/30/2002)
          (d9)   Waiver of Monthly Policy Charge Rider (filed 10/30/2002)
          (d10)  Waiver of Specified Premium Rider (filed 10/30/2002)
          (d11)  Accounting Benefit Rider (filed 10/30/2002)
          (d12)  Death Benefit Guarantee Rider (filed 10/30/2002)
          (d13)  Extended Coverage Rider (filed 10/30/2002)
          (d14)  Hazardous Sports Exclusion Rider (filed 10/30/2002)
          (d15)  Aviation Exclusion Rider (filed 10/30/2002)
          (e1)   Form of Application (filed 10/30/2002)
          (e2)   Supplemental Application (filed 10/30/2002)
          (f1)   Articles of Incorporation of the Depositor (filed 10/30/2002)
          (f2)   Bylaws of Depositor (filed 10/30/2002)
          (g)    Reinsurance Contracts (filed 01/24/2003)
          (h)    Participation Agreements
                 (h1)   AIM Variable Insurance Funds (filed 10/30/2002)
                 (h2)   American Century Investment Management, Inc.
                        (filed 10/30/2002)
                 (h3)   Dreyfus Investment Portfolios (filed 10/30/2002)
                 (h4) Variable Insurance Products Fund, Fidelity Distributors, Inc. (filed 10/30/2002)
                 (h5)   INVESCO Funds Group, Inc. (filed 10/30/2002)
                 (h6)   MFS VARIABLE INSURANCE TRUST (filed 10/30/2002)
                 (h7)   Wells Fargo Fund Management, LLC (filed 10/30/2002)
          (i)    N/A
          (j)    N/A
          (k)    Opinion of Counsel (filed 2/11/2003)
          (l)    N/A
          (m)    N/A
          (n1)   Consent of Ernst & Young LLP**
          (n2)   Powers of Attorney (filed 10/30/2002 and 4/30/04)
          (o)    Financial Statement Schedules **
                       Principal Life Insurance Company
                       Report of Independent Auditors on Schedules*
                       Schedule I - Summary of Investments - Other Than
                         Investments in Related Parties As December 31, 2004**
                       Schedule III - Supplementary Insurance Information
                         As of December 31, 2004, 2003 and 2002 and for each of the years then ended**
                       Schedule IV - Reinsurance
                         As of December 31, 2004, 2003 and 2002 and for each of the years then ended**
                       All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.
          (p)    N/A
          (q)    Redeemability Exemption (6e-2(b)(12)(ii) or 6e-3(T)
                 (filed 01/24/2003)

*    Filed herein
**   to be Filed by Amendment

Item 28.  Officers and Directors of the Depositor

Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:
                                             Principal
 Name, Positions and Offices                 Business Address

 BETSY J. BERNARD
 Director                                  40 Shalebrook Drive
 Chair, Nominating and Governance          Morristown, NJ  07960
   Committee

 JOCELYN CARTER-MILLER                     TechEdventures
 Director                                  3698 Northwest 15th Street
 Member, Audit Committee                   Lauderhill, FL  33311

 GARY E. COSTLEY                           C & G Capital and Management, LLC
 Director                                  257 Barefoot Beach Boulevard
 Member, Human Resources                   Suite 404
    Committee                              Bonita Springs, FL  34134

 DAVID J. DRURY                            4633 156th Street
 Director                                  Urbandale, IA  50323
 Member, Executive Committee

 C. DANIEL GELATT, JR.                     NMT Corporation
 Director                                  2004 Kramer Street
 Member, Executive Committee               La Crosse, WI 54603
   Member, Human Resources
   Committee

 J. BARRY GRISWELL                         The Principal Financial Group
 Director                                  Des Moines, IA 50392
 President, Chairman of the Board
 and Chief Executive Officer
   Chair, Executive Committee


 SANDRA L. HELTON                          Telephone and Data Systems, Inc.
 Director                                  30 North LaSalle Street, Suite 4000
 Member, Audit Committee                   Chicago, IL  60602


 CHARLES S. JOHNSON                        4935 Mesa Capella Drive
 Director                                  Las Vegas, NV  89113-1441
 Member, Human Resources
   Committee


 WILLIAM T. KERR                           Meredith Corporation
 Director                                  1716 Locust St.
 Member, Executive Committee               Des Moines, IA  50309-3023
   and Chair, Human Resources
   Committee

 RICHARD L. KEYSER                         W.W. Grainger, Inc.
 Director                                  100 Grainger Parkway
 Member, Nominating and Governance         Lake Forest, IL  60045-5201
   Committee


 ARJUN K. MATHRANI                         176 East 71st Street, Apt. 9-F
 Director                                  New York, NY  10021
 Member, Audit Committee


 FEDERICO F. PENA                          Vestar Capital Partners
 Director                                  1225 17th Street, Ste 1660
 Member, Nominating and Governance         Denver, CO  80202
   Committee


 ELIZABETH E. TALLETT                      Hunter Partners, LLC
 Director                                  48 Federal Twist Road
 Chair, Audit Committee                    Stockton, NJ  08559
 Member, Executive Committee


EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

  JOHN EDWARD ASCHENBRENNER    President, Insurance and Financial Services
  RONALD L. DANILSON           Senior Vice President - Retirement and Investor Services
  JAMES DAVID DEVRIES          Senior Vice President - Human Resources
  RALPH CRAIG EUCHER           Senior Vice President - Retirement and Investor Services
  NORA MARY EVERETT            Senior Vice President and Deputy General Counsel
  MICHAEL HARRY GERSIE         Executive Vice President and Chief Financial Officer
  THOMAS JOHN GRAF             Senior Vice President - Investor Relations
  JOYCE NIXSON HOFFMAN         Senior Vice President and Corporate Secretary
  DANIEL JOSEPH HOUSTON        Senior Vice President - Retirement and Investor Services
  ELLEN ZISLIN LAMALE          Senior Vice President and Chief Actuary
  JULIA MARIE LAWLER           Senior Vice President and Chief Investment Officer
  JAMES PATRICK MCCAUGHAN      President, Global Asset Management
  MARY AGNES O'KEEFE           Senior Vice President and Chief Marketing Officer
  GARY PAUL SCHOLTEN           Senior Vice President and Chief Information Officer
  KAREN ELIZABETH SHAFF        Executive Vice President and General Counsel
  ROBERT ALLEN SLEPICKA        Senior Vice President - Life and Health Division
  NORMAN RAUL SORENSEN         Senior Vice President - International Asset Accumulation
  LARRY DONALD ZIMPLEMAN       President, Retirement and Investor Services

Item 29.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. JF Molloy & Associates, Inc. (an Indiana Corporation) A third party administrator for group medical coverage.

          e. Molloy Medical Management Company, Inc. (an Indiana Corporation) a company that provides medical calins-related services to JF Molloy & Associates, Inc.

          f. Molloy Wellness Company (an Indiana Corporation) a company that provides health and wellness-related services.

          g. Principal Health Insurance Company (Iowa) a stock life insurance company engaged in the business of health insurance.

          h. Principal Global Investors Holding Company, Inc. (Delaware) a holding company.

          i. ING/Principal Pensions Co., Ltd. (Japan) a Japanese pension company.

          j. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          k. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          l. Principal Financial Services (Australia), Inc. an Iowa holding company.

          m. Principal Investors Corporation (New Jersey) a general business corporation that holds investments.

          n. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          o.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          c. Principal Insurance Company (Hong Kong) Limited a Hong Kong company that sells insurance and pension products.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e.   Principal Trust Company(Asia) Limited (Hong Kong) a trust company

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal  Mexico  Servicios,  S.A.  de C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          j. Distribuidora Principal Mexico, S.A. de C.V. (Mexico) a company established to be the employer of Mexico sales employees.

          k. Principal Genera, S.A. De C.V., Operadora De Fondos De Inversion (Mexico) a mutual fund company.

          l.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal Global Investors Holding Company, Inc.

          a. Principal Global Investors (Ireland) Limited an Ireland company that engages in funds management.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          Subsidiaries  wholly-owned by Principal  Financial  Group  (Mauritius)
          Ltd.

          a. Principal Asset Management Company Private Limited (India) an India asset management company.

          b. Principal Trustee Company Private Limited (India) a trustee for mutual funds.

          c.   PNB Principal Financial Planners Private Limited

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group, LLC (Delaware) a limited liability company engaged in marketing products for the Principal Financial Group, Inc.

          b.   Principal Real Estate Fund Investors, LLC


          c.   Principal  Global  Investors,  LLC  (a  Delaware  Corporation)  a
               limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          e. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          f. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          g. Executive Benefit Services, Inc. (North Carolina) a corporation which engages in marketing, sales and administration of executive benefit services.

          h.   BCI Group, LLC (Delaware) a limited liability company.

         Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 13.38% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 3, 2005.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 4.22% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 24.71% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Fund, Inc. (a Maryland Corporation) 10.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.62% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.02% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.22% of shares outstanding of the Bond & Mortgage Securitites Fund,
               6.96% of shares outstanding of the Capital Preservation Fund, 0.02% of shares outstanding of the Governement Securities Fund,
               0.04%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.19% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.06% of shares outstanding of the High Quality Short-Term Bond Fund,
               99.99% of shares outstanding of the High Yield Fund, 98.72% of shares outstanding of the Inflation Protection Fund, 17.56% of shares outstanding of the International Emerging Markets Fund,
               16.31% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 0.02% of shares outstanding of the LargeCap Blend Fund I, 20.74% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 25.83% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 0.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.31% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               34.92% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 44.17% of shares outstanding of the Partners LargeCap Value
               Fund I,
               72.85% of shares outstanding of the Partners LargeCap Value
               Fund II,
               0.06% of shares outstanding of the Partners MidCap Growth Fund, 0.04% of shares outstanding of the Partners MidCap Growth Fund I, 100.00% of shares outstanding of the Partners MidCap Growth
               Fund II,
               0.04% of shares outstanding of the Partners MidCap Value Fund, 0.01% of shares outstanding of the Partners MidCap Value Fund
               I,
               0.11% of shares outstanding of the Partners SmallCap Blend Fund, 0.01% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               69.31% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 0.27% of shares outstanding of the Partners SmallCap Value Fund I,
               83.88% of shares outstanding of the Partners SmallCap Value Fund II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 16.36% of shares outstanding of the SmallCap Blend Fund, 0.14% of shares outstanding of the SmallCap Growth Fund, 0.01% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.16% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 3, 2005: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.


          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a.   Principal  Global  Investors   (Australia)  Service  Company  Pty
               Limited a company established to be the employer of Australian employees.

          b. Principal Capital Global Investors Limited (Australia) An SEC registered investment advisor which manages international funds (non-Australian) residents).

          c. Principal Financial Group Australia Pty Ltd. an Australian holding company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary wholly-owned by Principal Asset Management Company (Asia) Limited (Hong Kong):

          a.   Principal Fund Management (Hong Kong) Limited

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Global Investors (Asia) Limited a Hong Kong company that provides sales, marketing and client services support for Principal Capital management funds and institutional investors.

          b. Principal Nominee Company (Hong Kong) Limited a Hong Kong company that provides nominee services and administration to Hong Kong clients.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Principal Siefore, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Global Columbus Circle, LLC (a Delaware Corporation) a limited liability company serving as a holding company.

          b. Post Advisory Group, LLC (Delaware) a limited liability company whose role is an asset management firm that specializes in high yield fixed-income investments.

          c. Principal Enterprise Capital, LLC (a Delaware Corporation) a limited liability company involved in the management of investments in real estate operating companies on behalf of institutional investors.

          d.   Principal Commercial  Acceptance,  LLC (a Delaware Corporation) a
               limited   liability   company   involved  in  the  management  of
               commercial real estate mortgage loans.

          e. Principal Real Estate Investors, LLC (a Delaware Corporation) a limited liability company involved as a registered investment advisor focusing on the management of commercial real estate investments on behalf of institutional investors.

          f. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the business of issuing commercial mortgage-backed securities.

          g. Principal Capital Futures Trading Advisor, LLC a Delaware limited liability company which is a commodities trading advisor.

          h.   Principal  Global Investors Trust (Delaware) a business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          i. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c.   Patrician   Associates,   Inc.  (a  California   Corporation)   a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          d.   Petula  Associates,  Ltd.  (an Iowa  Corporation) a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          e.   Equity  FC,  Ltd.   (an  Iowa   Corporation)   general   business
               corporation which engages in commercial invsetment transactions.

          f. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          g. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business coropration engaged in providing managed care expertise and administrative services to provider organizations involved in risk-assuming contracts for helth care ervices.

          h. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker which markets selected products manufactured outside the Principal Financial Group.

          i. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          j. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          k. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor offering asset allocation services for pension plans.

          l. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that acts as a trustee through which individuals may direct the ivnestments of their IRA, HR-10 and 401(k) plan accounts, and also provides such prototype plans and record keeping services.

          m. Principal Services Trust Company (an Illinois Corporation) a company which is a provider of financial retirement products.

          n. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. Boston Insurance Trust, Inc. (a Rhode Island corporation) a corporation which serves as a corporate trustee for retirement trusts.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited a company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiaries owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary  wholly-owned by Principal Investments (Australia) Limited:

          a.   Principal   Australia   (Holdings)  Pty  Limited   (Australia)  a
               commercial and investment banking and asset management company.

Item 30.  Indemnification

               None

Item 31.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap
Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer          Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown           Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown            Vice President and Chief Financial Officer
     The Principal
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley          Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher          Director , President and Chief Executive
     The Principal            Officer
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan      Senior Vice President - Investment Services
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Sr. Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek         Assistant Vice President -
     The Principal            Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director, Senior Vice President
     The Principal            and General Counsel
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger         Assistant Director - Compliance
     The Principal Financial
     Group

     Larry D. Zimpleman       Chairman of the Board and
     The Principal            Director
     Financial Group
     Des Moines, IA  50392



           (c)        (1)                       (2)

                                      Net Underwriting
            Name of Principal           Discounts and
               Underwriter               Commissions

       Princor Financial                 $15,623,323
       Services Corporation

              (3)                       (4)                 (5)

         Compensation on            Brokerage
        Events Occasioning          Commissions         Compensation
        the Deduction of a
        Deferred Sales Load

                0                       0                    0


Item 32.  Location of Accounts and Records

          All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.

Item 33.  Management Services

          Inapplicable

Item 34.  Fee Representation

          Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 23rd day of February, 2005

                         PRINCIPAL LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                                 (Registrant)

                                   /s/ J. Barry Griswell
                         By ______________________________________________
                              J. Barry Griswell
                              Chairman, President and Chief Executive Officer


                         By  PRINCIPAL LIFE INSURANCE COMPANY

                                 (Depositor)

                                   /s/ J. Barry Griswell
                         By ______________________________________________
                              J. Barry Griswell
                              Chairman, President and Chief Executive Officer

Attest:

/s/ Joyce N. Hoffman
-----------------------------------
Joyce N. Hoffman
Senior Vice President and
  Corporate Secretary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Title                           Date

/s/ J. B. Griswell             President, Chairman and         02/23/2005
--------------------           Chief Executive Officer
J. B. Griswell


/s/ G. B. Elming               Vice President and              02/23/2005
--------------------           Controller (Principal
G. B. Elming                   Accounting Officer)



/s/ M. H. Gersie               Executive Vice President        02/23/2005
--------------------           and Chief Financial Officer
M. H. Gersie                   (Principal Financial
                               Officer)


  (B. J. Bernard)*             Director                        02/23/2005
--------------------
B. J. Bernard


  (J. Carter-Miller)*          Director                        02/23/2005
--------------------
J. Carter-Miller


  (G. E. Costley)*             Director                        02/23/2005
--------------------
G. E. Costley


  (D. J. Drury)*               Director                        02/23/2005
--------------------
D. J. Drury


  (C. D. Gelatt, Jr.)*         Director                        02/23/2005
--------------------
C. D. Gelatt, Jr.


  (S. L. Helton)*              Director                        02/23/2005
--------------------
S. L. Helton


  (C. S. Johnson)*             Director                        02/23/2005
--------------------
C. S. Johnson


  (W. T. Kerr)*                Director                        02/23/2005
--------------------
W. T. Kerr


  (R. L. Keyser)*              Director                        02/23/2005
--------------------
R. L. Keyser


  (A. K. Mathrani)*            Director                        02/23/2005
--------------------
A. K. Mathrani


  (F. F. Pena)*                Director                        02/23/2005
--------------------
F. F. Pena


  (E. E. Tallett)*             Director                        02/23/2005
--------------------
E. E. Tallett


                          *By    /s/ J. Barry Griswell
                                 ------------------------------------
                                 J. Barry Griswell
                                 Chairman, President and Chief Executive Officer

                                 Pursuant to Powers of Attorney
                                 Previously Filed or Included